As filed with the Securities and Exchange Commission on December 29, 2003

Securities Act File No.

Investment Company Act File No. 811-02688

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

MERRILL LYNCH MUNICIPAL BOND FUND, INC.

(Exact name of Registrant as Specified in Charter)

(609) 282-2800

(Area Code and Telephone Number)

800 Scudders Mill Road

Plainsboro, New Jersey 08536

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn

Merrill Lynch Municipal Bond Fund, Inc.

800 Scudders Mill Road, Plainsboro, New Jersey 08536

Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name and Address of Agent for Service)

Copies to:

Andrew J. Donohue, Esq Fund Asset Management, L.P. P.O. Box 9011 Plainsboro, NJ 08543-9011	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 200 Park Avenue New York, New York 10166

Approximate Date of Proposed Public Offering:    As soon as practicable after the registration statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on January 27, 2004 pursuant to Rule 488.

Title of Securities to Be Registered: Shares of common stock, par value $.10 per share.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940.

THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On March 8, 2004

TO THE STOCKHOLDERS OF

THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of The Municipal Fund Accumulation Program, Inc. (the “Program”), will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, March 8, 2004, at 9:00 a.m. Eastern time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition of the assets and assumption of the liabilities of the Program by the National Portfolio (“National Portfolio”) of Merrill Lynch Municipal Bond Fund, Inc. (“Municipal Bond”) and the issuance of shares of common stock of the National Portfolio to the Program for distribution to the stockholders of the Program; and

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

Stockholders of the Program are not entitled to appraisal rights in connection with the proposal.

The Board of Directors of the Program has fixed the close of business on January 9, 2004 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment(s) thereof.

You are cordially invited to attend the Meeting. Stockholders of the Program who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Program.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-            .

By Order of the Board of Directors,

Brian D. Stewart

Secretary

The Municipal Fund

Accumulation Program, Inc.

Plainsboro, New Jersey

Dated: January 27, 2004

SUBJECT TO COMPLETION

PRELIMINARY PROXY STATEMENT AND PROSPECTUS

DATED DECEMBER 29, 2003

PROXY STATEMENT OF THE MUNICIPAL FUND ACCUMULATION

PROGRAM, INC.

FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS

To Be Held On March 8, 2004

PROSPECTUS OF

MERRILL LYNCH MUNICIPAL BOND FUND, INC.

P.O. Box 9011, Princeton, New Jersey 08543-9011

(609) 282-2800

This Combined Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) is furnished to you because you are a stockholder of The Municipal Fund Accumulation Program, Inc. (the “Program”) and you are being asked to consider:

(1) approval of an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition of substantially all the assets and assumption of substantially all the liabilities of the Program by the National Portfolio (“National Portfolio”) of Merrill Lynch Municipal Bond Fund, Inc., a Maryland corporation (“Municipal Bond”), and the issuance of shares of common stock of National Portfolio to the Program for distribution to the stockholders of the Program. A vote in favor of this proposal will constitute a vote in favor of the termination of the Program; and

(2) to transact such other business as properly may come before the meeting or any adjournment thereof.

This transaction is referred to herein as the “Reorganization.” As part of the Reorganization, the Program will be deregistered as an investment company under the Investment Company Act of 1940 (the “Investment Company Act”) and dissolved under Maryland law.

The Special Meeting of Stockholders of the Program (the “Meeting”) will be held on Monday, March 8, 2004 for the purpose of obtaining stockholder approval of the Reorganization.

This Proxy Statement and Prospectus sets forth the information about National Portfolio that a stockholder of the Program should know before considering the transactions proposed herein and should be retained for future reference. The Program has authorized the solicitation of proxies in connection with the above described Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

The Board of Directors of the Program has fixed the close of business on January 9, 2004 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. As of the Record Date, the Program had outstanding              shares of common stock.

(continued on following page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is January 27, 2004.

With this Proxy Statement and Prospectus you will also be receiving the following documents:

•	Prospectus of Municipal Bond, dated October 14, 2003 (the “Municipal Bond Prospectus”); and

•	Annual Report to Stockholders of Municipal Bond for the fiscal year ended June 30, 2003 (the “Municipal Bond Annual Report”).

The Municipal Bond Prospectus and the Municipal Bond Annual Report are incorporated by reference into this Proxy Statement and Prospectus, which means that each of these documents is legally considered to be part of this Proxy Statement and Prospectus.

Certain other documents containing information about National Portfolio and the Program have been filed with the Securities and Exchange Commission (the “Commission”) and may be obtained, without charge, by writing to Municipal Bond or the Program at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or by calling 1-800-995-6526. These documents are:

•	Statement of Additional Information of Municipal Bond, dated October 14, 2003 (the “Municipal Bond Statement”);

•	Prospectus and Statement of Additional Information relating to the Program, each dated April 30, 2003 (the “Program Prospectus” and the “Program Statement,” respectively);

•	Annual Report to Stockholders of the Program for the fiscal year ended December 31, 2002 (the “Program Annual Report”);

•	Semi-Annual Report to Stockholders of the Program for the six months ended June 30, 2003 (the “Program Semi-Annual Report”); and

•	Statement of Additional Information relating to this Proxy Statement and Prospectus, dated January 27, 2004 (the “Reorganization Statement of Additional Information”).

The Program Prospectus and the Reorganization Statement of Additional Information also are incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Reorganization Statement of Additional Information, other material incorporated herein by reference, and other information regarding National Portfolio and the Program.

The address of the principal executive offices of National Portfolio and the Program is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

INTRODUCTION

This Proxy Statement and Prospectus is furnished to the stockholders of the Program in connection with the solicitation of proxies on behalf of the Board of Directors of the Program for use at the Meeting to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on Monday, March 8, 2004, at 9:00 a.m. Eastern time. The mailing address for the Program is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is February 6, 2004.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the Program at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies of the Program will be voted “FOR” approval of the Agreement and Plan.

Assuming a quorum is present at the Meeting, consummation of the Reorganization requires, among other things, the affirmative vote of the stockholders of the Program representing a majority of the outstanding shares of the Program entitled to be voted thereon. The Boards of Directors of the Program and National Portfolio (the “Directors”) together may amend the Agreement and Plan and change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of the Program. See “Information Concerning the Special Meeting.”

This Proxy Statement and Prospectus is being used to solicit the vote of the stockholders of the Program. The Board of Directors of the Program knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of National Portfolio under the Securities Act of 1933 (the “Securities Act”), in connection with the issuance of shares of common stock of National Portfolio pursuant to the terms of the Agreement and Plan.

Municipal Bond and the Program each is organized as a Maryland corporation. The Articles of Incorporation of Municipal Bond and the Program, as amended, restated and supplemented, as applicable, are each referred to herein as a “Charter.” The National Portfolio and the Program are sometimes referred to herein individually as a “Fund” and collectively as the “Funds.” The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

The Reorganization

The Directors of the National Portfolio and the Program unanimously approved the Reorganization at Meetings held on November 13, 2003.

Following the Reorganization, the Directors of the Program will take action to deregister the Program under the Investment Company Act and to dissolve the Program under Maryland law.

What will Stockholders of the Program Receive in the Reorganization?

If the Agreement and Plan is approved and the Reorganization is completed:

•	You will become a stockholder of the National Portfolio; and

•	You will receive Class I shares of the National Portfolio that have the same aggregate net asset value as the shares of the Program that you held immediately prior to the Reorganization.

You will not be assessed a sales charge or fee of any kind in connection with your receipt of shares of the National Portfolio in the Reorganization.

The Reorganization has been structured with the intention that it qualify as a tax-free reorganization for Federal income tax purposes. See “The Reorganization—Tax Consequences of the Reorganization.” You should consult your tax adviser regarding the tax effects of the Reorganization in light of your individual circumstances.

What are the Reasons for the Reorganization?

The Directors of the Program, including all of the Directors who are not “interested persons” of the Program as defined in the Investment Company Act (the “non-interested Directors”), have determined that the Reorganization is in the best interests of the Program and its stockholders, and that the net asset value of each stockholder’s shares will not be diluted as a result of the Reorganization. However, a stockholder of the Program will likely hold a lower percentage of ownership in the Combined Fund than that stockholder held in the Program prior to the Reorganization.

In reaching its conclusions, the Directors of the Program considered a number of factors, including the following:

After the Reorganization, stockholders of the Program

•	will be invested in an open-end fund with a substantially larger combined asset base and a broader portfolio of assets that is more widely diversified;

•	are likely to benefit from a lower management fee rate and reduced operating expenses per share as stockholders of the Combined Fund; and

•	are expected to benefit from greater flexibility in portfolio management as stockholders of the larger Combined Fund.

The Directors also considered that, because shares of the Program may only be purchased through reinvestment of dividends from certain unit investment trusts, the Program’s assets are likely to continue to decrease, which will result in increasing operating expenses over time.

See “Fee Tables” below and “The Reorganization—Potential Benefits to Stockholders of the Program as a Result of the Reorganization.”

If all of the requisite approvals are obtained with respect to the Reorganization, it is anticipated that the Reorganization will occur as soon as practicable after such approvals, provided that the Funds have obtained an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, the Reorganization may be abandoned at any time (whether before or after approval thereof by the stockholders of the Program) prior to the Closing Date (as defined below), or the Closing Date may be postponed, (i) by mutual consent of the Directors of the Funds; (ii) by the Directors of the Program if any condition of the Program’s obligations has not been fulfilled or waived by such Directors; or (iii) by the Directors of Municipal Bond if any condition of National Portfolio’s obligations has not been fulfilled or waived by such Directors. The Directors of the Program and Municipal Bond may together amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of the Program.

Fee Tables

The fee tables below provide information about the fees and expenses attributable to shares of each class of the Funds, assuming the Reorganization had taken place on June 30, 2003, and the estimated pro forma annualized fees and expenses attributable to each class of shares of the National Portfolio Pro Forma Combined Fund. Future fees and expenses may be greater or less than those indicated below.

Fee Table for Class A, Class B, Class C and Class I Stockholders of National Portfolio,

for Stockholders of the Program and the Class I Stockholders of the National Portfolio Pro Forma

Combined Fund as of June 30, 2003 (unaudited)

	National Portfolio Class A		National Portfolio Class B(b)		National Portfolio Class C		National Portfolio Class I		The Program	National Portfolio Pro-Forma Combined Class I
Stockholder Fees (fees paid directly from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00	%(c)	None		None		4.00	%(c)	None	4.00	%(c)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None		4.00	%(d)	1.00	%(d)	None	(d)	None	None	(d)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None	None
Redemption Fee	None		None		None		None		None	None
Exchange Fee	None		None		None		None		None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.48%		0.48%		0.48%		0.48%		0.50%	0.48%
Distribution and/or Service (12b-1) Fees(e)	0.25%		0.75%		0.80%		None		None	None
Other Expenses (including transfer agency fees)(f)	0.11%		0.12%		0.12%		0.11%		0.28%	0.13%

Total Annual Fund Operating Expenses	0.84%		1.35%		1.40%		0.59%		0.78%	0.61	%(g)

(a)	Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or redeem shares; for instance, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.
(b)	Class B shares automatically convert to Class A shares about ten years after initial purchase and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(e)	National Portfolio calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B or Class C shares over time, it may cost that stockholder more in distribution and account maintenance (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.
(f)	Financial Data Services, Inc., an affiliate of FAM, provides transfer agency services to National Portfolio and The Bank of New York provides transfer agency services to the Program. Financial Data Services, Inc. will provide such services to the Combined Fund. The Funds each pay a fee for these services. Each Fund’s investment adviser, and/or their affiliates, also provide certain accounting services to the respective Fund and each Fund reimburses its investment adviser, or their affiliates, for such services.
(g)	Assuming a large number of Program accounts with a value of less than $500 had been liquidated as of September 30, 2003, the National Portfolio Combined Fund’s total annual fund operating expenses would have been 0.59%.

EXAMPLES:

These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
National Portfolio—Class A	$482	$657	$847	$1,396
National Portfolio—Class B	$537	$728	$939	$1,624
National Portfolio—Class C	$243	$443	$766	$1,680
National Portfolio—Class I	$458	$581	$716	$1,108
The Program	$80	$249	$433	$966
Combined Fund*—Class I	$460	$588	$727	$1,132

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
National Portfolio—Class A	$482	$657	$847	$1,396
National Portfolio—Class B	$137	$428	$739	$1,624
National Portfolio—Class C	$143	$443	$766	$1,680
National Portfolio—Class I	$458	$581	$716	$1,108
The Program	$80	$249	$433	$966
Combined Fund*—Class I	$460	$588	$727	$1,132

*	Assuming the Reorganization had taken place on June 30, 2003. Includes the effects of the Class I shares front end sales charge, which will not be applied to Class I shares distributed to stockholders of the Program in the Reorganization. Excluding the Class I shares front end sales charge, the expenses if you did or did not redeem your shares would be $62, $195, $340, $762 for years 1, 3, 5 and 10, respectively.

The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a stockholder of the National Portfolio or the Program bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission filing regulations.

The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization—Potential Benefits to Stockholders of the Program as a Result of the Reorganization,” “Comparison of the Funds—Management,” “—Purchase of Shares” and “—Redemption of Shares.”

National Portfolio

Merrill Lynch Municipal Bond Fund, Inc. consists of three separate portfolios—the National Portfolio, the Insured Portfolio and the Limited Maturity Portfolio. Municipal Bond was organized under the laws of the state of Maryland on October 4, 1976 and commenced operations on October 21, 1977. The National Portfolio commenced operations on November 2, 1979. Municipal Bond is a diversified, open-end investment company.

As of September 30, 2003, National Portfolio had net assets of approximately $1.2 billion.

The Program	The Program was incorporated under the laws of the State of Maryland on October 11, 1976 and commenced operations on June 15, 1977. The Program is a diversified, open-end investment company.

As of September 30, 2003, the Program had net assets of approximately $388.5 million.

Comparison of the Funds

Investment Objectives. The investment objectives of National Portfolio and the Program are substantially similar. Each Fund seeks to provide stockholders with income that is exempt from Federal income tax.

Investment Strategies. The investment strategies of each Fund are similar although not identical. Each Fund seeks to achieve its objective by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are exempt from Federal income tax (“Municipal Bonds”). Each Fund normally invests at least 80% of its assets in Municipal Bonds. National Portfolio may invest in Municipal Bonds rated in any rating category, including those rated below investment grade (“junk bonds”) or in unrated Municipal Bonds. The Program invests only in investment grade Municipal Bonds and at least 75% of its total assets will, at the time of purchase, be invested in Municipal Bonds rated in the three highest rating categories.

National Portfolio will normally invest in Municipal Bonds that have a maturity of five years or longer. The Program invests primarily in long and intermediate-term Municipal Bonds that have a maturity of three years or longer. Both Funds may invest in private activity bonds that may subject certain stockholders to an alternative minimum tax. Each Fund may engage in certain derivative transactions for hedging purposes, such as financial futures contracts and options, indexed securities and inverse floating rate securities and swap agreements.

National Portfolio may invest up to 20% of its assets on a temporary basis in taxable money market securities that have a maturity of one year or less. As a temporary measure for defensive purposes, the National Portfolio may invest without limit in such securities. The Program may invest without limitation in short-term tax-exempt obligations as a temporary measure for defensive purposes, or to provide liquidity.

Portfolio Management. FAM serves as the investment adviser for both National Portfolio and the Program. Both Funds are managed by the Municipal Bond portfolio management team. Walter O’Connor is the current portfolio manager for both National Portfolio and the Program. Mr. O’Connor will be the portfolio manager for the Combined Fund following the Reorganization.

Management Fees. Pursuant to an investment advisory agreement between FAM and Municipal Bond, National Portfolio pays FAM a monthly fee based on annual rates that decrease as the total assets of the three combined portfolios that make up Municipal Bond increase above certain breakpoint levels. The fee rates are applied to the average daily net assets of the three combined portfolios and range from 0.50% to 0.475% for the National Portfolio. Pursuant to an investment advisory agreement between FAM and the Program, the Program pays FAM a monthly fee at the annual rate of 0.50% of the Program’s average daily net assets.

FAM, on behalf of the Program, has entered into an administrative agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities, Inc., Morgan Stanley Dean Witter and Salomon Smith Barney, Inc. (the “Administrators”), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to 0.20% on an annual basis of the Program’s average daily net assets. The Program does not pay this fee; rather, FAM pays this fee directly to the Administrators.

Class Structure. National Portfolio currently offers four classes of shares: Class A, Class B, Class C, and Class I. The Program offers one class of shares. In the Reorganization, stockholders of the Program will receive Class I shares of National Portfolio in exchange for their shares in the Program. Such Class I shares will not be subject to any front-end sales charge. See “Comparison of the Funds— Purchase of Shares,” “—Redemption of Shares,” and “Additional Information Stockholder Services.”

Overall Annual Expense Ratio. The table below sets forth the net assets and the total operating expense ratio for shares of the Program, and Class I shares of the National Portfolio and the Combined Fund. If the Reorganization had taken place on June 30, 2003, the total operating expense ratio of Class I shares of the National Portfolio Pro Forma Combined Fund would have been 0.17% lower than the Program’s current total operating expense ratio and 0.02% higher than National Portfolio’s current total operating expense ratio. The higher expense ratio for the National Portfolio is a result of the higher transfer agency costs associated with the number of small accounts in the Program as of June 30, 2003. These accounts will be liquidated prior to the Reorganization; therefore, the total operating expense ratio for the National Portfolio is expected to be unchanged as a result of the Reorganization.

Fund	Average Net Assets as of June 30, 2003	Total Operating Expense Ratio
National Portfolio Class I shares	$636,560,613	0.59%
The Program	$394,974,102	0.78%
National Portfolio Pro Forma Combined Fund Class I shares	$1,031,534,715	0.61%

Purchase of Shares. Shares of National Portfolio are offered continuously for sale to the public. Shares of the Program are offered without sales charge to the holders of units of the Municipal Investment Trust Fund Series and Defined Asset Funds—Municipal Investment Trust Fund Insured Series who wish to reinvest their dividends in shares of the Program.

Redemption of Shares. The redemption procedures for shares of National Portfolio are the same as the redemption procedures for shares of the Program.

Exchange of Shares. Stockholders of National Portfolio may exchange their shares for shares of the same class of certain other funds advised by MLIM, FAM or their affiliates (“MLIM/FAM—advised funds”). Stockholders of the Program do not have an exchange privilege.

Dividends. Each Fund distributes its net investment income, if any, monthly and net realized capital gains, if any, at least annually. See “Comparison of the Funds—Dividends and Distributions.”

Net Asset Value. National Portfolio and the Program each determines the net asset value of each class of its shares once daily, Monday through Friday, as of the close of business on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading (a “Business Day”) based on prices at the time of closing. The Funds compute net asset value per share in the same manner. See “Comparison of the Funds—Additional Information—Net Asset Value.”

Voting Rights. The corresponding voting rights of the stockholders of the Funds are substantially similar. See “Comparison of the Funds—Additional Information—Capital Stock.”

Other Significant Considerations. Stockholder services available to stockholders of each Fund, such as the providing of annual and semi-annual reports, are substantially the same. See “Comparison of the Funds—Additional Information—Stockholder Services.” An automatic dividend reinvestment plan is available to stockholders of each Fund. Such plans are identical. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan” and “—Additional

Information—Stockholder Services.” An automatic investment plan and a systematic withdrawal plan are available to stockholders of National Portfolio. These services are not available to stockholders of the Program. See “Comparison of the Funds—Automatic Investment Plan,” “—Systematic Withdrawal Plan” and “—Additional Information—Stockholder Services.”

Tax Considerations

The Funds have requested an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither National Portfolio nor the Program will recognize any gain or loss on the transaction, and no stockholder of the Program will recognize any gain or loss upon receipt of shares of National Portfolio. Consummation of the Reorganization is subject to the receipt of such opinion of counsel. See “The Reorganization—Tax Consequences of the Reorganization.” The Reorganization will not affect the status of Municipal Bond as a regulated investment company.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Many of the investment risks associated with an investment in National Portfolio are substantially similar to those associated with an investment in the Program. Such risks include market and selection risk, credit risk, interest rate risk, call and redemption risk and borrowing and leverage risk, as well as the risks associated with investing in general obligation bonds, revenue bonds, insured municipal bonds, industrial development bonds, when issued securities, variable rate demand obligations, derivatives, indexed and inverse floating rate securities and illiquid investments. The risk factors associated with an investment in National Portfolio are set forth below and in the National Portfolio Prospectus, which accompanies this Proxy Statement and Prospectus, under the caption “Details about the Fund—Investment Risks.”

The National Portfolio may be subject to certain additional risks. The National Portfolio may invest up to 100% of its assets in junk bonds, although it does not currently intend to invest more than 35% of its assets in junk bonds. Investing in junk bonds is riskier than investing in higher quality municipal bonds as price fluctuations may be larger and more frequent, and there is greater risk of losing both income and principal. In addition, the National Portfolio may invest to a greater extent in Municipal Bonds with longer maturities, which are more exposed to interest rate risk than bonds with shorter maturities.

Set forth below are the main risks of investing in the Funds:

Market Risk and Selection Risk—Market risk is the risk that the bond markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Credit Risk—Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Junk bonds are more exposed to credit risk than investment grade bonds.

Interest Rate Risk—Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Call and Redemption Risk—A Municipal Bond’s issuer may call a bond for redemption before it matures. If this happens to a bond that a Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

General Obligation Bonds—The faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds—Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities.

Industrial Development Bonds—Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

Insured Municipal Bonds—Bonds purchased by the Funds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. Insurance does not protect a Fund against losses caused by declines in the value of a bond. Thus, if a bond’s issuer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Moral Obligation Bonds—Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, the repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes—Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations—In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

Variable Rate Demand Obligations—Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money.

The Funds may also be subject to certain other risks associated with their investments and investment strategies, including:

Borrowing Risk and Leverage Risk—Each Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the yield on the Fund’s holdings. Borrowing will cost each Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Certain securities that a Fund buys may create leverage including, for example, when-issued securities, forward commitments and options.

Derivatives—Each Fund may use derivative instruments, including indexed and inverse floating rate securities, options on portfolio positions, options on securities or other financial indices, financial futures and options on such futures and swap agreements. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit risk—the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

Leverage risk—the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Each Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. Neither Fund is required to use hedging and each may choose not to do so.

Indexed and Inverse Floating Rate Securities—Each Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Each Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject a Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. Indexed securities and inverse floaters are derivative securities and can be considered speculative.

When-Issued Securities, Delayed-Delivery Securities and Forward Commitments—When-issued and delayed-delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case a Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security’s price.

Illiquid Investments—Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities, it may be unable to quickly sell them or may be able to sell them only at a price below current value.

The National Portfolio may also be subject to additional risks:

Junk Bonds—National Portfolio may invest in junk bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that National Portfolio management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for National Portfolio. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

COMPARISON OF THE FUNDS

Financial Highlights

National Portfolio. The Financial Highlights table is intended to help you understand National Portfolio’s financial performance for the periods shown. Certain information reflects financial results for a single National Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of National Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with National Portfolio’s financial statements, is included in Municipal Bond’s Annual Report, which accompanies this Proxy Statement and Prospectus.

The following per share data and ratios have been derived from information provided in the financial statements.

	National Portfolio
	Class A#					Class B
	For the Fiscal Year Ended June 30,					For the Fiscal Year Ended June 30,
	2003	2002	2001	2000	1999	2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of year	$10.27	$10.15	$9.71	$10.22	$10.64	$10.26	$10.14	$9.70	$10.21	$10.63

Investment income—net	.53 †	.53	.52	.54	.53	.48 †	.53	.46	.49	.48
Realized and unrealized gain (loss) on investments—net	.27	.12	.44	(.51)	(.42)	.27	.12	.44	(.51)	(.42)

Total from investment operations	.80	.65	.96	.03	.11	.75	.65	.90	(.02)	.06

Less dividends and distributions:
Investment income—net	(.53)	(.53)	(.52)	(.54)	(.53)	(.48)	(.53)	(.46)	(.49)	(.48)
Realized gain on investments—net	—	— ††	—	—	—	—	— ††	—	—	—
In excess of realized gain on investments—net	—	—	—	—	— ††	—	—	—	—	— ††

Total dividends and distributions	(.53)	(.53)	(.52)	(.54)	(.53)	(.48)	(.53)	(.46)	(.49)	(.48)

Net asset value, end of year	$10.54	$10.27	$10.15	$9.71	$10.22	$10.53	$10.26	$10.14	$9.70	$10.21

Total Investment Return:*
Based on net asset value per share	7.98%	6.72%	10.04%	.43%	1.03%	7.43%	6.18%	9.49%	(.09)%	.51%

Ratios to Average Net Assets:
Expenses, net of waiver	.84%	.87%	.83%	.81%	.81%	1.34%	1.38%	1.34%	1.32%	1.31%
Expenses	.84%	.87%	.83%	.81%	.81%	1.35%	1.38%	1.34%	1.32%	1.31%

Investment income—net	5.10%	5.30%	5.16%	5.50%	5.01%	4.59%	4.80%	4.67%	4.98%	4.50%

Supplemental Data:
Net assets, end of year (in thousands)	$200,108	$137,225	$124,082	$86,701	$93,201	$321,477	$295,827	$227,592	$254,860	$374,642

Portfolio turnover	37.75%	35.75%	80.88%	108.43%	125.75%	37.75%	35.75%	80.88%	108.43%	125.75%

#	Prior to April 14, 2003, Class A shares were designated Class D.
*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
††	Amount is less than ($.01) per share.

	National Portfolio
	Class C					Class I#
	For the Fiscal Year Ended June 30,					For the Fiscal Year Ended June 30,
	2003	2002	2001	2000	1999	2003	2002	2001	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of year	$10.26	$10.14	$9.71	$10.22	$10.64	$10.26	$10.14	$9.70	$10.22	$10.64

Investment income—net	.47 †	.53	.46	.48	.47	.56 †	.62	.54	.56	.56
Realized and unrealized gain (loss) on investments—net	.28	.12	.43	(.51)	(.42)	.28	.12	.44	(.52)	(.42)

Total from investment operations	.75	.65	.89	(.03)	.05	.84	.74	.98	.04	.14

Less dividends and distributions:
Investment income—net	(.47)	(.53)	(.46)	(.48)	(.47)	(.56)	(.62)	(.54)	(.56)	(.56)
Realized gain on investments—net	—	— ††	—	—	—	—	— ††	—	—	—
In excess of realized gain on investments—net	—	—	—	—	— ††	—	—	—	—	— ††

Total dividends and distributions	(.47)	(.53)	(.46)	(.48)	(.47)	(.56)	(.62)	(.54)	(.56)	(.56)

Net asset value, end of year	$10.54	$10.26	$10.14	$9.71	$10.22	$10.54	$10.26	$10.14	$9.70	$10.22

Total Investment Return:*
Based on net asset value per share	7.48%	6.13%	9.33%	(.13)%	.47%	8.34%	6.98%	10.32%	.58%	1.28%

Ratios to Average Net Assets:
Expenses, net of waiver	1.39%	1.43%	1.39%	1.37%	1.36%	.59%	.62%	.58%	.56%	.55%
Expenses	1.40%	1.43%	1.39%	1.37%	1.36%	.59%	.62%	.58%	.56%	.55%

Investment income—net	4.54%	4.76%	4.61%	4.92%	4.45%	5.35%	5.55%	5.42%	5.74%	5.26%

Supplemental Data:
Net assets, end of year (in thousands)	$77,906	$52,822	$31,880	$30,303	$47,901	$624,192	$626,935	$653,685	$682,553	$877,841

Portfolio turnover	37.75%	35.75%	80.88%	108.43%	125.75%	37.75%	35.75%	80.88%	108.43%	125.75%

#	Prior to April 14, 2003, Class I shares were designated Class A.
*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
††	Amount is less than ($.01) per share.

The Program—Financial Highlights

The Program. The Financial Highlights table is intended to help you understand the Program’s financial performance for the periods shown. Certain information reflects financial results for a share of the Program. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of the Program (assuming reinvestment of all dividends). The information for each of the Program’s last five fiscal years has been audited by Deloitte & Touche LLP, whose report, along with the Program’s financial statements, is included in the Program’s Annual Report, which is available upon request. The information for the six months ended June 30, 2003 is unaudited.

The following per share data and ratios have been derived from information provided in the financial statements.

	For the Six Months Ended June 30, 2003		For the Year Ended December 31,
			2002	2001	2000	1999	1998
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$17.25		$16.96	$17.33	$16.35	$18.50	$19.22

Investment income—net	.44	**	.88 **	.85	.85	.79	.88
Realized and unrealized gain (loss) on investments—net	.22		.29	(.37)	.98	(2.00)	.12

Total from investment operations	.66		1.17	.48	1.83	(1.21)	1.00

Less dividends and distributions:
Investment income—net	(.45)		(.88)	(.85)	(.85)	(.79)	(.88)
Realized gain on investments—net	—		—	— †	—	—	(.84)
In excess of realized gain on investments—net	—		—	—	—	(.15)	—

Total dividends and distributions	(.45)		(.88)	(.85)	(.85)	(.94)	(1.72)

Net asset value, end of period	$17.46		$17.25	$16.96	$17.33	$16.35	$18.50

Total Investment Return:
Based on net asset value per share	3.86	%††	7.09%	2.81%	11.57%	(6.77)%	5.35%

Ratios to Average Net Assets:
Expenses, net of reimbursement	.78	%*	.77%	.82%	.79%	.79%	.76%
Expenses	.78	%*	.77%	.82%	.79%	.79%	.76%

Investment income—net	5.13	%*	5.16%	4.89%	5.06%	4.47%	4.54%

Supplemental Data:
Net assets, end of period (in thousands)	$395,903		$395,668	$405,385	$430,491	$432,433	$525,583

Portfolio turnover	22%		40%	76%	111%	222%	178%

†	Amount is less than $.01 per share.
††	Aggregate total investment return.
*	Annualized.
**	Based on average shares outstanding.

Investment Objectives and Policies

The investment objectives of National Portfolio and the Program are substantially similar. Each Fund seeks to provide stockholders with income that is exempt from Federal income tax. Each Fund also uses similar, although not identical, investment strategies in seeking to achieve its objective. See “How the Fund Invests” in the Municipal Bond Prospectus and the Program Prospectus.

Investment Restrictions

Each Fund has adopted similar, although not identical, investment restrictions. The fundamental investment restrictions adopted by Municipal Bond on behalf of the National Portfolio differ from those adopted by the

Program as follows: (i) the National Portfolio has a fundamental policy to invest, under normal circumstances, at least 80% of its assets in Municipal Bonds, while the Program has a fundamental policy to invest all of its assets in Municipal Bonds; (ii) the National Portfolio may borrow up to 33 1/3% of its total assets (although it does not intend to borrow more than 10%), while the Program may borrow only up to 5% of its total assets; (iii) the Program has a fundamental investment restriction against investing in other investment companies except through a merger or consolidation or as approved by shareholders; the National Portfolio has a non-fundamental restriction against investing in other investment companies except to the extent permitted by the Investment Company Act; (iv) the National Portfolio may lend its portfolio securities, while the Program may not engage in securities lending; and (v) the National Portfolio has a fundamental investment restriction against issuing senior securities. While the Program does not have this fundamental restriction, it expressly does not intend to issue such securities.

The Program has also adopted two fundamental investment restrictions that the National Portfolio does not have: (i) the Program may not purchase securities of an issuer if any officer or director of the Program or FAM owns more than ½ of 1% of that issuer and all such officers and directors collectively own more than 5% of such issuer and (ii) the Program may not engage in joint transactions in securities with affiliates except to achieve best execution and/or lower commissions.

See “Investment Objective and Policies—Investment Restrictions” in the Municipal Bond and Program Statements.

Management

Investment Advisory Arrangements. FAM serves as the investment adviser to National Portfolio and the Program. FAM will act as investment adviser to the Combined Fund.

Pursuant to an investment advisory agreement between FAM and Municipal Bond, the National Portfolio pays FAM a monthly fee based on annual rates that decrease as the total aggregate assets of the three portfolios that make up Municipal Bond increase above certain breakpoint levels. The fee paid by National Portfolio to FAM is calculated as follows:

Aggregate average daily net assets of all three Municipal Bond portfolios	National Portfolio Investment Advisory Fee Rate
Not exceeding $250 million	0.50%
In excess of $250 million but not exceeding $400 million	0.475%
In excess of $400 million but not exceeding $550 million	0.475%
In excess of $550 million but not exceeding $1.5 billion	0.475%
In excess of $1.5 billion	0.475%

For the fiscal year ended June 30, 2003, the Investment Adviser received from the National Portfolio a fee at the annual rate of 0.48% of the National Portfolio’s assets.

Pursuant to an investment advisory agreement between FAM and the Program, the Program pays FAM a monthly management fee at the annual rate of 0.50% of the Program’s average daily net assets.

Purchase of Shares

The class structure and purchase and distribution procedures for shares of the National Portfolio are substantially different than those of the Program. Currently, the National Portfolio offers four classes of shares, designated Class A, Class B, Class C and Class I. The Program offers only one class of shares. For a complete discussion of the classes of shares and the purchase and distribution procedures related thereto for National Portfolio and the Program, see “Your Account—Merrill Lynch Select PricingSM System” and “—How to Buy, Sell, Transfer and Exchange Shares” in the Municipal Bond Prospectus and “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Program Prospectus.

Sales Charges; 12b-1 Fees. Class A and Class I shares of the National Portfolio are sold subject to a front-end sales charge, and Class B and Class C shares of the National Portfolio are subject to a contingent deferred sales charge. Under separate class-specific plans adopted pursuant to Rule 12b-1 under the Investment Company Act, Class A, Class B and Class C shares pay fees in connection with account maintenance and Class B and Class C shares pay fees in connection with distribution (“12b-1 fees”). Class I shares of the National Portfolio are not subject to 12b-1 fees. Shares of the Program are not subject to any sales charges or 12b-1 fees.

Set forth below is a comparison of the 12b-1 fees as well as the maximum applicable sales charges for shares of the National Portfolio and the Program:

12b-1 Annual Fee Rates and Sales Charges (as a percentage of average daily net assets of the applicable share class)
Fund	Account Maintenance Fee	Distribution Fee	Maximum Front-End* or Contingent Deferred Sales Charge**
National Portfolio—
Class A Shares	0.25%	None	4.00%
Class B Shares	0.25%	0.50%	4.00%
Class C Shares	0.25%	0.55%	1.00%
Class I Shares	None	None	4.00%
The Program	None	None	None

*	Class A shares and Class I shares of the National Portfolio are subject to a front-end sales charge. See “Purchase of Shares—Initial Sales Charge Alternatives—Class A and Class I Shares” in the Municipal Bond Statement.
**	Class B shares and Class C shares of National Portfolio are subject to a contingent deferred sales charge. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” in the Municipal Bond Statement.

No sales charges or fees will be applied to Class I shares of the National Portfolio received by shareholders of the Program in connection with the Reorganization.

Redemption of Shares

The redemption procedures for shares of the National Portfolio are substantially the same as the redemption procedures for shares of the Program. Shareholders of the National Portfolio may arrange for systematic redemptions of their Fund shares. This systematic withdrawal plan is subject to certain conditions and limitations. See “Your Account—Merrill Lynch Select PricingSM System” and “—How to Buy, Sell, Transfer and Exchange Shares” in the Municipal Bond Prospectus. The Program does not offer a systematic withdrawal plan. See “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Program Prospectus.

Exchange of Shares

U.S. stockholders of Class A, Class B, Class C and Class I shares of National Portfolio have an exchange privilege with certain other MLIM/FAM-advised funds, including Summit Cash Reserves Fund (“Summit”), a series of Financial Institutional Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C, and Class I shares of MLIM/FAM-advised funds. Class I stockholders of National Portfolio may exchange their Class I shares for Class I shares of a second

MLIM/FAM-advised fund if the stockholder holds any Class I shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class I shares of the second fund. If the Class I stockholder wants to exchange Class I shares for shares of a second MLIM/FAM-advised fund, and the stockholder does not hold Class I shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class I shares of the second fund, the stockholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second MLIM/FAM-advised fund at any time as long as, at the time of the exchange, the stockholder holds Class I shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class I shares of the second fund. Class A, Class B and Class C shares will be exchangeable with shares of the same class of other MLIM/FAM-advised funds. Stockholders who exchange Class A or Class I shares of the National Portfolio for money market fund shares will receive Class A shares of Summit Cash Reserves Fund (“Summit”). Stockholders who exchange Class B or Class C shares of the National Portfolio for money market fund shares will receive Class B shares of Summit. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of a Fund is “tacked” to the holding period of the newly acquired shares of the other fund. Class A, Class B, Class C and Class I shares also will be exchangeable for shares of certain MLIM/FAM-advised funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class I shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares used in an exchange must have been held by the stockholder for at least 15 days.

The Program does not offer an exchange privilege.

Performance

The following tables provide performance information for the Program and each class of shares of the National Portfolio, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance. For more information concerning the performance of the National Portfolio, please refer to the Municipal Bond Prospectus, Municipal Bond Statement and the Municipal Bond Annual Report. For more information concerning the performance of the Program, please refer to the Program Prospectus, the Program Statement, the Program Annual Report and the Program Semi-Annual Report.

National Portfolio Average Annual Total Returns
	Class A Shares*		Class B Shares		Class C Shares		Class I Shares*
Period	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)
One Year Ended 09/30/03	0.25%	4.42%	-0.17%	3.80%	2.75%	3.74%	0.38%	4.57%
Five Years Ended 09/30/03	3.77%	4.62%	3.76%	4.09%	4.02%	4.02%	4.02%	4.88%
Ten Years Ended 09/30/03	—	—	4.74%	4.74%	—	—	5.10%	5.53%
Inception (10/21/94) through 09/30/03	6.00%	6.48%	—	—	5.88%	5.88%	—	—

*	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
**	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class I shares is 4.00%. The maximum CDSC on Class B shares is 4.00% and is reduced to 0% after six years. Class C shares are subject to a 1.00% CDSC for one year.

The Program Average Annual Total Returns
Period	Return
One Year Ended September 30, 2003	3.97%
Five Years Ended September 30, 2003	3.46%
Ten Years Ended September 30, 2003	4.37%

Code of Ethics

The Directors of each Fund have approved the same Code of Ethics under Rule 17j-1 of the Investment Company Act, which covers each Fund, the Fund’s investment adviser, and FAM Distributors, Inc., National Portfolio’s Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Stockholder Rights

Stockholders of each Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Each class of shares of the National Portfolio votes separately as a class on matters that affect that class. Neither Fund intends to hold annual meetings of stockholders. Voting rights for Directors are not cumulative.

Class I Shares of National Portfolio to be issued to stockholders of the Program in the Reorganization will be fully paid and non-assessable, and will have no preemptive rights. Each share of the National Portfolio is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class A, Class B and Class C shares bear certain additional expenses. See “Stockholders’ Meetings” below for additional information. Rights attributable to shares of the Program are similar to those described above.

Dividends

It is the intention of each Fund to distribute substantially all of its net investment income. Each Fund distributes dividends from net investment income, if any, at least monthly. All net realized capital gains, if any, will be distributed to each Fund’s stockholders at least annually. From time to time, each Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year.

Automatic Dividend Reinvestment Plan

The National Portfolio and the Program each offers its stockholders an Automatic Dividend Reinvestment Plan (each, a “Plan” and collectively, the “Plans”) with the same terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Municipal Bond Prospectus and in the Program Prospectus.

After the Reorganization, former stockholders of the Program who elected to receive dividends in cash will continue to receive dividends in cash from the Combined Fund. Otherwise, dividends paid to all former stockholders of the Program will be automatically reinvested in shares of the Combined Fund. If a stockholder currently owns shares of the National Portfolio and shares of the Program, after the Reorganization that stockholder’s election with respect to the dividends of the National Portfolio will control unless the stockholder specifically elects a different option.

Automatic Investment Plans

A stockholder of the National Portfolio may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the stockholder’s securities dealer, or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the National Portfolio’s Automatic Investment Plan. Under the

Automatic Investment Plan, the National Portfolio would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such stockholder through charges of $50 or more to the regular bank account of the stockholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of the National Portfolio through the Merrill Lynch Blueprint ProgramSM, no minimum charge to the investor’s bank account is required. Alternatively, an investor who maintains a CMA® Account may arrange to have periodic investments made in the National Portfolio in amounts of $100 ($1 or more for retirement accounts) or more through the CMA® Automated Investment Program. The Program does not provide an automatic investment plan.

Systematic Withdrawal Plan

A stockholder of the National Portfolio may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for stockholders that have acquired shares of the National Portfolio having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for stockholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the stockholder’s account to provide the withdrawal payment specified by the stockholder. The stockholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable.

If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit will be made, on the next business day following redemption. When a stockholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in National Portfolio shares. A stockholder’s systematic withdrawal plan may be terminated at any time, without charge or penalty, by the stockholder, the National Portfolio, the Transfer Agent or the Distributor.

With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares—Deferred Sales Charge Alternatives—Contingent Deferred Sales Charges—Class B and Class C Shares” in the Municipal Bond Statement. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, the systematic withdrawal plan will be applied thereafter to Class A shares if the stockholder so elects. See “Purchase of Shares—Deferred Sales Charge Alternatives—Conversion of Class B Shares to Class A Shares” in the Municipal Bond Statement. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Advisor.

Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the stockholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the stockholder because of sales charges and tax liabilities. The National Portfolio will not knowingly accept purchase orders for shares of National Portfolio from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

Alternatively, a stockholder whose shares are held within a CMA® or Retirement Account may elect to have shares redeemed on a monthly, bi-monthly, quarterly, semi-annual or annual basis through the CMA® Systematic Redemption Program or the redemption program of the Retirement Account. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the stockholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A stockholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bi-monthly redemptions. For quarterly, semi-annual or annual redemptions, the stockholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® Systematic Redemption Program is not available if National Portfolio shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® Systematic Redemption Program, eligible stockholders should contact their Merrill Lynch Financial Advisor.

The Program does not offer a systematic withdrawal plan.

Tax Information

The tax consequences associated with an investment in shares of the Program are substantially identical to the tax consequences associated with an investment in shares of National Portfolio. See “Your Account—Dividends and Taxes” in the Municipal Bond Prospectus.

Portfolio Transactions

The procedures for engaging in portfolio transactions are generally the same for the National Portfolio and the Program. After the Reorganization, the Combined Fund will use the portfolio transaction procedures of the National Portfolio. For a discussion of the National Portfolio’s procedures, see “Portfolio Transactions and Brokerage” in the Municipal Bond Statement.

Portfolio Turnover

While neither Fund generally expects to engage in trading for short term gains, each Fund will effect portfolio transactions without regard to holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular issuer or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund. The following table illustrates the portfolio turnover rates for each Fund for the last two fiscal years:

	Portfolio Turnover Rate for the Fiscal Year* Ended		Portfolio Turnover Rate for the Fiscal Year* Ended
Fund	June 30, 2003	December 31, 2002	June 30, 2002	December 31, 2001
The Program	—	40%	—	76%
National Portfolio	37.75%	—	35.75%	—

*	The fiscal year end of National Portfolio is June 30 and the fiscal year end of the Program is December 31.

Additional Information

Net Asset Value. The National Portfolio and the Program each determines the net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

Stockholder Services. Each Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of Class A, Class B, Class C and Class I shares of National Portfolio have an exchange privilege with certain other MLIM/FAM-advised funds. For a description of these services, see “Shareholder Services” in the Municipal Bond Statement.

Custodian. The Bank of New York (“BONY”) acts as custodian of the cash and securities of each Fund. BONY’s principal business address is 90 Washington Street, 12th Floor, New York, New York 11286. It is anticipated that BONY will serve as the custodian of the Combined Fund.

Accounting Services. Municipal Bond and the Program have entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting services to National Portfolio and the Program. Municipal Bond and the Program each pay a fee for these services. Prior to January 1, 2001, FAM provided accounting services to Municipal Bond and the Program and was reimbursed by the respective Fund at its cost in connection with such services. FAM continues to provide certain accounting services to Municipal Bond and the Program, and the Funds reimburse FAM for these services.

The tables below show the amounts paid by Municipal Bond and the Program to State Street and to FAM for accounting services for the periods indicated.

	Municipal Bond			The Program
Fiscal Year*	Paid to State Street		Paid to FAM	Paid to State Street		Paid to FAM
2003	$849,822		$78,014	N/A		N/A
2002	$798,399		$103,743	$123,006		$12,486
2001	$362,706	**	$265,020	$128,656	**	$14,650
2000	N/A		N/A	N/A		$104,169

*	The fiscal year end of Municipal Bond is June 30 and the fiscal year end of the Program is December 31.
**	Represents payments pursuant to the agreement with State Street commencing on January 1, 2001.

Transfer Agent, Dividend Disbursing Agent and Registrar. Financial Data Services, Inc., (“FDS” or the “Transfer Agent”), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and registrar for National Portfolio, pursuant to separate registrar, transfer agency and service agreements. BONY serves as the transfer agent, dividend disbursing agent and registrar for the Program, with FDS serving as a sub-transfer agent. National Portfolio pays between $16.00 and $20.00 for each Class A or Class I stockholder account and between $19.00 and $23.00 for each Class B or Class C stockholder account, depending on the level of service required. National Portfolio reimburses FDS for certain transaction charges and out-of-pocket expenses incurred by FDS under the transfer agency agreement. The following table sets forth the transfer agent fees paid by National Portfolio and the Program for the last three fiscal years:

Fiscal Year*	National Portfolio		The Program
2003	$605,922		N/A
2002	$553,535		$726,678
2001	$445,860	**	$935,414
2000	N/A		$897,984

*	The fiscal year end of the National Portfolio is June 30 and the fiscal year end of the Program is December 31.
**	During the fiscal year ended June 30, 2001, the National Portfolio paid fees to the transfer agent at lower rates than the ones currently in effect. If the current rates had been in effect for the period shown, the fees paid would have been higher. The current rates became effective on July 1, 2001.

Capital Stock. The National Portfolio is authorized to issue 1,500,000,000 shares of common stock, par value $.10 per share, which are divided into four classes, designated as 375,000,000 Class A shares, 375,000,000 Class B shares, 375,000,000 Class C shares and 375,000,000 Class I shares. The Program is authorized to issue 100,000,000 shares of common stock, par value $0.10 per share. The Program offers only one class of shares.

Stockholder Inquiries. Stockholder inquiries with respect to Municipal Bond and the Program may be addressed to the respective Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit I), the National Portfolio will acquire substantially all of the assets, and assume substantially all of the liabilities, of the Program in exchange solely for an equal aggregate value of newly issued shares of Class I common stock, with a par value of $.10 per share, of the National Portfolio. Such shares of the National Portfolio received by the Program will then be distributed on a proportionate basis to the stockholders of the Program in exchange for their shares of common stock of the Program, with a par value of $.10 per share.

Generally, the assets transferred by the Program to the National Portfolio will equal all investments of the Program held in its portfolio after the close of business on the NYSE on the business day prior to the date the Reorganization takes place (“Valuation Time”) and all other assets of the Program as of such time.

Holders of shares of the Program as of the Valuation Time will be entitled to receive Class I shares of the National Portfolio without the imposition of any sales charge (the “Corresponding Shares”). The aggregate net asset value of the Corresponding Shares of the National Portfolio to be received by each stockholder of the Program will equal the aggregate net asset value of the shares of the Program owned by such stockholder as of the Valuation Time. See “Terms of the Agreement and Plan—Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.

Since the Corresponding Shares will be issued at net asset value and the shares of the Program will be valued at net asset value, the interests of holders of shares of the Program and the National Portfolio will not be diluted as a result of the Reorganization. Because the Combined Fund will have a larger asset base than either the Program or the National Portfolio as a result of the Reorganization, a stockholder likely will hold a lower percentage of ownership in the Combined Fund than he or she owned in either Fund immediately prior to the Reorganization.

Procedure

The Board of Directors of the Program, including all of the Directors who are not “interested persons” as defined in the Investment Company Act (the “non-interested Directors”), after determining that the Reorganization was in the best interests of the Program, and that the interests of the stockholders of the Program with respect to net asset value would not be diluted as a result of effecting the Reorganization, unanimously approved the Agreement and Plan and the submission of such Agreement and Plan to the stockholders of the Program for approval. The Directors of Municipal Bond, including all of the non-interested Directors, after determining that the Reorganization was in the best interests of National Portfolio and that the interests of the stockholders of National Portfolio with respect to net asset value would not be diluted as a result of effecting the Reorganization, unanimously approved the Agreement and Plan. No vote of the stockholders of National Portfolio is required.

If the stockholders of the Program approve the Agreement and Plan at the Meeting, and all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place as soon as practicable after such approval.

The Board of the Program recommends that stockholders of the Program approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

Valuation of Assets and Liabilities. Full shares of the National Portfolio, and to the extent necessary, fractional shares of the National Portfolio, of an aggregate net asset value equal to the aggregate net asset value of the assets of the Program, determined as set forth below, shall be issued by National Portfolio, in return for such assets of the Program. The respective assets of the Funds will be valued as of the Valuation Time. The assets of each Fund will be valued according to the procedures set forth under “Your Account—How Shares Are Priced” in the Municipal Bond Prospectus. Such valuation and determination shall be made by National Portfolio in cooperation with the Program. Purchase orders for the Program shares that have not been confirmed as of the Valuation Time will be treated as assets of the Program for purposes of the Reorganization. Redemption requests that have not settled as of the Valuation Time will be treated as liabilities for purposes of the Reorganization.

Distribution of Corresponding Shares. As soon as practicable after the Closing Date (the next full business day following the Valuation Time), the Program will liquidate and distribute the Corresponding Shares of the National Portfolio received by it pro rata to its stockholders in exchange for such stockholders’ proportional interests in the Program. The Corresponding Shares of the National Portfolio received by the stockholders will have the same aggregate net asset value as each such stockholders’ interest in the Program held as of the Valuation Time. Generally, the liquidation and distributions will be accomplished by opening new accounts on the books of the National Portfolio in the names of the stockholders of the Program and transferring to those stockholders’ accounts the shares of the National Portfolio representing such stockholders’ interests in the Program.

No sales charge or fee of any kind will be charged to stockholders of the Program in connection with their receipt of Corresponding Shares of National Portfolio in the Reorganization.

Expenses. The expenses of the Reorganization that are directly attributable to the Program are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the meeting of stockholders of the Program to consider the Reorganization and the expenses related to the solicitation of proxies to be voted at that meeting. The expenses of the Reorganization that are directly attributable to the Program will be borne by the Program. The expenses directly attributable to the National Portfolio are expected to include the expenses incurred in printing sufficient copies of Municipal Bond’s Prospectus and Annual Report that will accompany the mailing of the Proxy Statement and Prospectus. The expenses of the Reorganization that are directly attributable to the National Portfolio will be borne by FAM. Certain other expenses of the Reorganization, including expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, legal, transfer agent and audit fees, will be borne equally by the Program and FAM, which has agreed to bear National Portfolio’s Reorganization expenses. The expenses of the Reorganization attributable to National Portfolio (borne by FAM) and the Program are currently estimated to be approximately $112,000 and $212,000, respectively.

Required Approvals. Consummation of the Reorganization is conditioned upon the approval by the Directors of Municipal Bond and the Directors of the Program, as well as the receipt of certain regulatory approvals. Approval of the Agreement and Plan by the Program also requires the affirmative vote of the stockholders of the Program representing a majority of the outstanding shares of the Program entitled to be voted thereon. A vote of the stockholders of National Portfolio is not required.

Termination of the Program. Following the transfer of the assets and liabilities of the Program to the National Portfolio and distribution of the Corresponding Shares of National Portfolio to the Program’s stockholders, the Program will be deregistered under the Investment Company Act and terminated as a corporation under Maryland law.

Amendments and Conditions. Prior to stockholder approval of the Reorganization, the Agreement and Plan may be amended, modified, superseded, canceled, renewed or extended, and the terms of the covenants may be waived, by a written instrument executed by the Funds or, in the case of a waiver, by the Fund waiving compliance. At any time prior to the Closing Date, any of the terms or conditions of the Agreement and Plan may be waived by the Directors of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Directors after consultation with its counsel, such action will not have a material adverse effect on the benefits intended under the Agreement and Plan to the stockholders of the applicable Fund, on behalf of which such action is taken. In addition, the Board of Directors of each Fund has delegated to FAM the ability to make non-material changes to the terms of the Reorganization if FAM deems it to be in the best interests of a Fund to do so. The obligations of the Program and National Portfolio pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 becoming effective, approval of the Reorganization by the Program’s stockholders, an opinion of counsel being received as to certain tax matters and the continuing accuracy of various representations and warranties being confirmed by the respective parties. The Directors may amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of the Program.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the stockholders of the Program, prior to the Closing Date, or the Closing Date may be postponed with respect to the Reorganization: (i) by mutual consent of the Directors of Municipal Bond and the Program; (ii) by the Directors of the Program if any condition of the Program’s obligations with respect to the Reorganization has not been fulfilled or waived by such Directors; or (iii) by the Directors of Municipal Bond if any condition of National Portfolio’s obligations with respect to the Reorganization has not been fulfilled or waived by such Directors.

Potential Benefits to Stockholders of the Program as a Result of the Reorganization

FAM and the Directors of the Program have determined, after considering numerous factors including the estimated costs associated with the Reorganization, that the Reorganization is in the best interests of the Program and its stockholders. Following the Reorganization, the Program’s stockholders will be invested in a diversified open-end fund that has substantially the same investment objective as the Program. In addition, stockholders of the Program are likely to experience certain benefits, including potential future economies of scale and the potential for greater flexibility in portfolio management due to increased asset size. Also, at current asset levels, the effective advisory fee rate for the Combined Fund would be lower than the current contractual advisory fee rate for the Program.

FAM and the Directors of the Program believe that the Reorganization will also benefit the stockholders of the Program because after the Reorganization, certain fixed costs, such as printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses, would be spread across a larger asset base, thereby potentially lowering the expense ratio borne by stockholders of the Program.

To illustrate the potential economies of scale for the Program’s stockholders, the following table sets forth the total operating expense ratio for the shares of the Program and Class I shares of the National Portfolio as of June 30, 2003.

Fund	Average Net Assets as of June 30, 2003	Total Operating Expense Ratio
National Portfolio—Class I shares	$636,560,613	0.59%
The Program	$394,974,102	0.78%
Pro Forma National Portfolio Combined Fund—Class I shares	$1,031,534,715	0.61%*

*	The higher expense ratio for the National Portfolio is a result of the higher transfer agency costs associated with the number of small accounts in the Program as of June 30, 2003. These accounts will be liquidated prior to the Reorganization; therefore, the total operating expense ratio for the National Portfolio is expected to be unchanged as a result of the Reorganization.

The following tables set forth the net assets of the Funds for each of their last three fiscal year ends and as of September 30, 2003.

The Program		National Portfolio
Net Assets as of	Net Assets	Net Assets as of	Net Assets
September 30, 2003	$388,547,156	September 30, 2003	$1,172,758,749
December 31, 2002	$395,667,824	June 30, 2003	$1,223,683,146
December 31, 2001	$405,385,157	June 30, 2002	$1,112,808,437
December 31, 2000	$430,490,724	June 30, 2001	$1,037,238,780

Because shares of the Program may only be acquired through the reinvestment of dividends from certain unit investment trusts, FAM and the Directors of the Program do not believe that the Program is likely to attract significant assets and believe that it is likely to experience net redemptions resulting over time in a higher operating expense ratio. As discussed above, in the Reorganization, stockholders of the Program should benefit by becoming invested in an open-end fund with a similar investment objective, a lower effective advisory fee and a larger asset base that has a broader, more widely diversified portfolio of assets.

In approving the Reorganization, the Directors of the Program also determined that the interests of existing stockholders of the Program would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

Summary. The Program and the National Portfolio have requested an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Fund will recognize any gain or loss on the transaction, and no stockholder of the Program will recognize any gain or loss upon receipt of shares of National Portfolio in the Reorganization.

General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The National Portfolio and the Program have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and the National Portfolio intends to continue to so qualify after the Reorganization. The Funds have requested an opinion of counsel to the effect that for Federal income tax purposes: (i) the transfer by the Program of substantially all of its assets to National Portfolio in exchange solely for Corresponding Shares of the National Portfolio as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a) of the Code, and each Fund will be deemed to be a “party” to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Program as a result of the transfer of its assets solely in exchange for the National Portfolio shares or on the distribution of the Corresponding Shares of the National Portfolio to its stockholders under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized by the National Portfolio on the receipt of assets of the Program in exchange for National Portfolio shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of the Program on the receipt of Corresponding Shares of National Portfolio in exchange for their shares of the Program; (v) in accordance with Section 362(b) of the Code, the tax basis of the Program’s assets in the hands of the National Portfolio will be the same as the tax basis of such assets in the hands of the Program immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of the National Portfolio received by the stockholders of the Program in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of the Program surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of the National Portfolio (including fractional shares to which he/she may be entitled) will be determined by including the period for which such stockholder held the Program shares exchanged therefor, provided that such shares of the Program were held as a capital asset; (viii) in accordance with Section 1223 of the Code, the National Portfolio’s holding period with respect to the Program’s assets transferred will include the period for which such assets were held by the Program; and (ix) pursuant to Section 381(a) of the Code and regulations thereunder, the National Portfolio will succeed to and take into account certain tax attributes of the Program, such as earnings and profits, capital loss carryovers and method of accounting, subject to the provisions and limitations specified in the Code.

Assuming the Reorganization qualifies under Section 368(a) of the Code as a reorganization, under Section 381(a) of the Code the National Portfolio will succeed to and take into account certain tax attributes of the Program, including, but not limited to, earnings and profits, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a) of the Code, which could reduce the benefit of these attributes to the National Portfolio. After the Reorganization, the stockholders of the Combined Fund will each share in any unrealized appreciation inherent in the assets of the Combined Fund (and the Federal income tax consequences on realization) and, to the extent that the Combined Fund is permitted under the Code to use capital losses (including any capital loss caryovers of the Program to which the Combined Fund succeeds) to offset realized gains for Federal income tax purposes, the stockholders of the Combined Fund will each share in the benefit of such use of such losses.

Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Status as a Regulated Investment Company. The National Portfolio and the Program have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code and, after the Reorganization, the National Portfolio intends to continue to so qualify.

Capitalization

The following tables set forth as of June 30, 2003: (i) the capitalization of the Program, (ii) the capitalization of the National Portfolio, and (iii) the pro forma capitalization of the National Portfolio Pro Forma Combined Fund as adjusted to give effect to the Reorganization assuming the Reorganization was consummated as of that date.

Capitalization of the Program, the National Portfolio and National Portfolio Pro Forma Combined Fund as of June 30, 2003
				The Program
Net Assets				$394,904,515
Shares Outstanding				22,675,312
Net Asset Value Per Share				$17.42

National Portfolio
	Class A	Class B	Class C	Class I
Net Assets	$199,988,033	$321,284,224	$77,859,464	$623,817,568
Shares Outstanding	18,984,524	30,523,856	7,393,187	59,244,079
Net Asset Value Per Share	$10.53	$10.53	$10.53	$10.53

National Portfolio Pro Forma Combined Fund
	Class A	Class B	Class C	Class I
Net Assets	$199,988,033	$321,284,224	$77,859,464	$1,018,722,083
Shares Outstanding	18,984,524	30,523,856	7,393,187	96,748,240
Net Asset Value Per Share	$10.53	$10.53	$10.53	$10.53

INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

The Meeting will be held on Monday, March 8, 2004, at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m. Eastern time.

Solicitation, Revocation and Use of Proxies

A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Program. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Agreement and Plan.

It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

Only holders of record of shares of the Program at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, the number of shares of the Program issued, outstanding and entitled to vote was             .

Security Ownership of Certain Beneficial Owners and Management of National Portfolio and The Program

At the Record Date, the Directors and officers of Municipal Bond as a group owned in the aggregate less than 1% of the outstanding shares of National Portfolio and owned in the aggregate less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

To the knowledge of National Portfolio, as of the Record Date, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of National Portfolio.

At the Record Date, the Directors and officers of the Program as a group owned in the aggregate less than 1% of the outstanding shares of the Program and owned in the aggregate less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

To the knowledge of the Program, as of the Record Date, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of the Program.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of the Program is entitled to one vote. Approval of the Agreement and Plan by the Program requires the affirmative vote of the stockholders of the Program representing a majority of the outstanding shares of the Program entitled to be voted thereon. A vote of the stockholders of National Portfolio is not required.

Stockholders of the Program are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of the Program may redeem his or her respective shares prior to the Reorganization.

A quorum for purposes of the Meeting consists of a majority of the shares of the Program entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of the stockholders of the Program is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the stockholders of the Program, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Program present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the Program’s stockholders.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by the Program. The Program will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of the Program and will reimburse certain persons that the Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of the Fund. See “The Reorganization—Terms of the Agreement and Plan of Reorganization—Expenses.”

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Program. The Program has retained Georgeson Shareholder with offices at 17 State Street, New York, New York 10004, to aid in the solicitation of proxies at a cost of approximately $            , plus out-of-pocket expenses, which are estimated to be $            .

Broker-dealer firms, including Merrill Lynch, holding shares of the Program in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Such abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto that the Funds have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

Each Fund files reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by each Fund can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials also can be obtained from the public reference section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the Commission.

LEGAL PROCEEDINGS

There are no material legal proceedings to which either Fund is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for National Portfolio and the Program by Clifford Chance US LLP, 200 Park Avenue, New York, New York 10166.

EXPERTS

The financial highlights of the Funds, other than the unaudited information, included in this Proxy Statement and Prospectus have been so included with respect to National Portfolio and the Program in reliance on the reports of Deloitte & Touche LLP (“D&T”), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is 750 College Road East, Princeton, New Jersey 08540. D&T will serve as the independent auditors for the National Portfolio Pro Forma Combined Fund after the Reorganization.

STOCKHOLDERS’ MEETINGS

Stockholders of each Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on any matter submitted to a stockholder vote. As Maryland corporations, neither Fund intends to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; or (iii) approval of distribution arrangements. The Charter of each Fund does not require it to hold an annual meeting of stockholders. Each Fund will be required, however, to call special meetings of its stockholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions. Each Fund also would be required to hold a stockholders’ meeting to elect new Directors at such time as less than a majority of the Directors holding office have been elected by stockholders. The by-laws of each Fund provide that a stockholders’ meeting may be called with respect to such Fund at any time by a majority of the Directors, the President, or on the written request of the holders of at least 10% of the outstanding capital stock of such Fund entitled to vote at such meeting.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at any subsequent meetings of stockholders of the Program must be received by the Program within a reasonable time before the solicitation relating to such meeting is to be made by the Directors of the Program in order to be considered in the Program’s proxy statement and form of proxy relating to the meeting. The persons named as proxies in any future proxy materials of the Program may exercise discretionary authority with respect to any stockholder proposal presented at any subsequent meeting of the stockholders of the Program if written notice of such proposal has not been received by the Program within a reasonable time before the Program begins to print and mail the proxy solicitation materials to be used in connection with such meeting. Written proposals with regard to the Program should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. If the Reorganization is approved, the Meeting will be the last meeting for the Program’s stockholders.

By Order of the Board of Directors,

Brian D. Stewart

Secretary

The Municipal Fund Accumulation Program, Inc.

EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of the      day of February, 2004, by and between Merrill Lynch Municipal Bond Fund, Inc., a Maryland corporation (“Municipal Bond”), on behalf of the National Portfolio, a series of Municipal Bond (the “National Portfolio”), and The Municipal Fund Accumulation Program, Inc., a Maryland corporation (the “Program”).

PLAN OF REORGANIZATION

The reorganization is comprised of the following transactions: (1) the National Portfolio will acquire substantially all of the assets and assume substantially all of the liabilities of the Program in exchange solely for an equal aggregate value of newly issued shares of common stock, with a par value of $.10 per share, of the National Portfolio and (2) the subsequent distribution of Corresponding Shares (defined in the following paragraph) of the National Portfolio to the Program stockholders in exchange for their shares of common stock, with a par value of $.01 per share, of the Program. The transactions described in this paragraph are collectively referred to as the “Reorganization.” The National Portfolio together with the Program are collectively referred to as the “Funds.” The Boards of Directors of the Program and the National Portfolio are referred to collectively herein as the “Boards” or singularly as the “Board” where applicable.

In the course of the Reorganization, shares of the National Portfolio will be distributed to stockholders of the Program as follows: stockholders of the Program as of the Valuation Time (as defined in Section 3(c) of this Agreement) will be entitled to receive Class I shares of the National Portfolio (“Corresponding Shares”). The aggregate net asset value of the Corresponding Shares of the National Portfolio to be received by each stockholder of the Program will equal the aggregate net asset value of the shares of the Program owned by such stockholder as of the Valuation Time. In consideration therefor, on the Closing Date (as defined in Section 7 of this Agreement), the National Portfolio shall acquire substantially all of the assets of the Program and assume substantially all of the Program’s liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the consummation of the Reorganization, the Board of the Program shall take or shall cause such officers of the Program to take such action as may be necessary to terminate the Program in accordance with the laws of the State of Maryland and to terminate the Program’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, the National Portfolio and the Program hereby agree as follows:

1. Representations and Warranties of the Program.

The Program represents and warrants to, and agrees with, the National Portfolio that:

(a) The Program is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets, to transfer the assets and liabilities of the Program to the National Portfolio and to carry out this Agreement. The Program has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Program is duly registered under the 1940 Act, as an open-end management investment company (File No. 811-2694), and such registration has not been revoked or rescinded and is in full force and effect. The Program has elected and qualified the Program at all times since its inception for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code and intends to continue to so qualify Program through its taxable year ending on the Closing Date.

(c) As used in this Agreement, the term “Program Investments” shall mean (i) the investments of the Program shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to the National Portfolio pursuant to Section 9(b); and (ii) all other assets owned by the Program or liabilities incurred by the Program existing as of the Valuation Time.

(d) The Program has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The National Portfolio has been furnished with a statement of assets and liabilities and a schedule of investments of the Program, each as of December 31, 2002, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities and an unaudited schedule of investments of the Program, each as of the Valuation Time, will be furnished to the National Portfolio at or prior to the Closing Date for the purpose of determining the number of shares of the National Portfolio to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of the Program as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America.

(f) The National Portfolio has been furnished with the Program’s Annual Report to Stockholders for the year ended December 31, 2002, and the Program’s Semi-Annual Report to Stockholders for the period ended June 30, 2003. The financial statements appearing in such reports fairly present the financial position of the Program as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(g) The National Portfolio has been furnished with the prospectus and statement of additional information of the Program, each dated April 30, 2003. Such prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Program, threatened against it which assert liability on the part of the Program, which materially affect its financial condition or its ability to consummate the Reorganization. The Program is neither charged with nor, to the best of the knowledge of the Program, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding to which the Program is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (o) below) or will not otherwise be disclosed to the National Portfolio prior to the Valuation Time.

(j) The Program is not a party to or obligated under any provision of its Articles of Incorporation, as amended, restated and supplemented, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

(k) The Program has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, and those incurred in connection with the Reorganization. As of the Valuation Time, the Program will advise the National Portfolio in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to the Program.

(l) The Program has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Program have been adequately provided for on its books, and no tax deficiency or liability of the Program has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) At both the Valuation Time and the Closing Date, the Program will have full right, power and authority to sell, assign, transfer and deliver the Program Investments. At the Closing Date, subject only to the delivery of the Program Investments as contemplated by this Agreement, the Program will have good and marketable title to all of the Program Investments, and the National Portfolio will acquire all of the Program Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Program Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Program of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(o) The registration statement filed by Municipal Bond on Form N-14 relating to the shares of the National Portfolio to be issued pursuant to this Agreement, which includes the proxy statement of the Program and the prospectus and statement of additional information of the National Portfolio (together, the “Proxy Statement and Prospectus”) with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, collectively the “N-14 Registration Statement”), on its effective date, at the time of the stockholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to the Program (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Program for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(p) The Program is authorized to issue 100,000,000 shares of common stock, par value $0.01 per share, each outstanding share of which is fully paid and nonassessable and has full voting rights.

(q) The books and records of the Program made available to the National Portfolio and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Program.

(r) The Program will not sell or otherwise dispose of any of the Corresponding Shares of the National Portfolio to be received in the Reorganization, except in distribution to its stockholders as provided herein.

(s) The Program has no plan or intention to sell or otherwise dispose of its assets to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

(t) At or prior to the Closing Date, the Program will have obtained any and all regulatory, Board, stockholder and other approvals necessary to effect the Reorganization as set forth herein.

2. Representations and Warranties of the National Portfolio.

The National Portfolio represents and warrants to, and agrees with, the Program that:

(a) Municipal Bond is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. The National Portfolio is a series of Municipal Bond and has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Municipal Bond is duly registered under the 1940 Act as an open-end management investment company (File No. 811-2688), and such registration has not been revoked or rescinded and is in full force and effect. The National Portfolio has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

(c) The Program has been furnished with a statement of assets and liabilities and a schedule of investments of the National Portfolio, each as of June 30, 2003, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. The Program has also been furnished with an unaudited statement of assets and liabilities and an unaudited schedules of investments of the National Portfolio, each as of December 31, 2003. An unaudited statement of assets and liabilities of the National Portfolio and an unaudited schedule of investments of the National Portfolio, each as of the Valuation Time, will be furnished to the Program at or prior to the Closing Date for the purpose of determining the number of shares of the National Portfolio to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of the National Portfolio as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The Program has been furnished with the National Portfolio’s Annual Report to Stockholders for the year ended June 30, 2003 and the National Portfolio’s Semi-Annual Report to Stockholders for the period ended December 31, 2003. The financial statements appearing therein fairly present the financial position of the National Portfolio as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(e) The Program has been furnished with the prospectus and statement of additional information of the National Portfolio, each dated October 14, 2003. Such prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) The National Portfolio has full power and authority to enter into and perform its obligations under this Agreement. Stockholders of the National Portfolio are not required to approve the Reorganization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Municipal Bond and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the National Portfolio, threatened against it which assert liability on the part of the National Portfolio or which materially affect its financial condition or its ability to consummate the Reorganization. The National Portfolio is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which the National Portfolio is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Program prior to the Valuation Time.

(i) The National Portfolio is not a party to or obligated under any provision of Municipal Bond’s Articles of Incorporation, as amended, restated and supplemented, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(j) The National Portfolio has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report and those incurred in connection with the Reorganization. As of the Valuation Time, the National Portfolio will advise the Program in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to the National Portfolio.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the National Portfolio of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l) The N-14 Registration Statement, on its effective date, at the time of the stockholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to the National Portfolio (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the National Portfolio for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(m) The National Portfolio is authorized to issue 1,500,000,000 shares of common stock, par value $.10 per share, which are divided into four classes designated as follows: 375,000,000 Class A shares, 375,000,000 Class B shares, 375,000,000 Class C shares, and 375,000,000 Class I shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

(n) The Corresponding Shares to be issued to the Program and distributed to stockholders of the Program pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of the National Portfolio will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Closing Date, the Corresponding Shares to be issued to the Program and distributed to stockholders of the Program on the Closing Date will be duly qualified for offer and sale to the public in all states of the United States in which the sale of shares of the Program presently are qualified, and there shall be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Closing Date, the National Portfolio will have obtained any and all regulatory, Board and other approvals, necessary to issue the Corresponding Shares of the National Portfolio to the Program for distribution to the stockholders of the Program.

(q) The books and records of the National Portfolio made available to the Program and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the National Portfolio.

3. The Reorganization.

(a) Subject to receiving the requisite approval of the stockholders of the Program, and to the other terms and conditions contained herein, the Program agrees to convey, transfer and deliver to the National Portfolio, and the National Portfolio agrees to acquire from the Program, on the Closing Date all of the Program Investments (including interest accrued as of the relevant Valuation Time on debt instruments), and assume substantially all of the liabilities of the Program, in exchange solely for that number of Corresponding Shares of the National Portfolio calculated in accordance with Section 4 of this Agreement. Pursuant to this Agreement, on the Closing Date or as soon as practicable thereafter, the Program will distribute all Corresponding Shares of the National Portfolio received by it to its stockholders in exchange for their shares of the Program. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of the National Portfolio in the amounts due the stockholders of the Program based on their respective holdings in the Program as of the Valuation Time.

(b) The Program will pay or cause to be paid to the National Portfolio any interest or dividends it receives on or after the Closing Date with respect to the Program Investments transferred to the National Portfolio hereunder.

(c) The Valuation Time shall be 4:00 p.m. New York time, on June 25, 2004, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) The National Portfolio will acquire substantially all of the assets of and will assume all of the known liabilities of the Program. The known liabilities of the Program as of the Valuation Time shall be confirmed in writing to the National Portfolio by the Program pursuant to Section 1(k) of this Agreement.

(e) The National Portfolio and the Program will jointly file any and all such other instruments, including Articles of Transfer, as may be required by the State Department of Assessments and Taxation of Maryland to effect the transfer of the Program Investments to the National Portfolio.

(f) Following the distribution referred to in subparagraph 3(a) above, the Program shall be terminated by such action as may be necessary in accordance with the laws of the State of Maryland and will terminate its registration under the 1940 Act by filing a Form N-8F application for an order under Section 8(f) of the 1940 Act.

4. Issuance and Valuation of the National Portfolio Shares in the Reorganization.

Full Class I shares of the National Portfolio, and to the extent necessary, any fractional Class I shares of the National Portfolio, of an aggregate net asset value equal to the value of the assets of the Program acquired, determined as hereinafter provided, reduced by the amount of liabilities of the Program assumed by the National Portfolio, shall be issued by the National Portfolio in exchange for such assets of the Program. The net asset value of the Program and the National Portfolio shall be determined as of the Valuation Time in accordance with the procedures described in the prospectus of the National Portfolio dated October 25, 2003. Such valuation and determination shall be made by the National Portfolio in cooperation with the Program. The National Portfolio shall issue its Class I shares to the Program by the opening of a stockholder account on the stock ledger records of the National Portfolio registered in the name of the Program. The Program shall distribute Corresponding Shares of the National Portfolio to its stockholders by indicating the registration of such shares in the name of the Program’s stockholders in the amounts due such stockholders based on their respective holdings in the Program as of the Valuation Time.

5. Payment of Expenses.

(a) The expenses of the Reorganization that are directly attributable to the Program will be deducted from the assets of the Program as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the meeting of stockholders of the Program to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses related to the printing of the Proxy Statement. The expenses directly attributable to the National Portfolio are expected to include the expenses incurred in printing sufficient copies of the National Portfolio’s prospectus and Annual Report that will accompany the mailing of the Proxy Statement. The expenses of the Reorganization that are directly attributable to the National Portfolio will be borne by its investment adviser, Fund Asset Management, L.P. (“FAM”). Certain other expenses of the Reorganization, including expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, and legal, transfer agent and audit fees, will be borne equally by the Program and FAM.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of the Funds.

(a) The Program agrees to call a special meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the approval of this Agreement, and it shall be a condition to the obligations of the National Portfolio and the Program that the holders of a majority of the shares of the Program issued and outstanding and entitled to vote thereon shall have approved this Agreement at such special meeting at or prior to the Valuation Time.

(b) Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Closing Date.

(c) (i) The Program agrees that following the Closing Date it will take such action as may be necessary to terminate the Program in accordance with the laws of the State of Maryland, and (ii) the Program will not make any distributions of any Corresponding Shares of the National Portfolio other than to its stockholders and without first paying or adequately providing for the payment of all of its liabilities not assumed by the National Portfolio, if any, and on and after the Closing Date shall not conduct any business except in connection with its termination.

(d) Municipal Bond will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. The Program and the National Portfolio agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(e) The Program and the National Portfolio each agree that by the Closing Date all of their Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the National Portfolio and the Program agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The National Portfolio agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Program for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, the Program shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by or with respect to it with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, the Program shall bear any expenses incurred by it (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date to the extent that the Program accrued such expenses in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

(f) The Program agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with applicable notice requirements, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) Following the consummation of the Reorganization, the National Portfolio expects to stay in existence and continue its business as a series of Municipal Bond, an open-end management investment company registered under the 1940 Act.

(h) The National Portfolio agrees to comply with the record keeping requirements of Rule 17a-8(a)(5) under the 1940 Act after the Reorganization.

7. Closing Date.

(a) Delivery of the assets of the Program to be transferred, together with any other Program Investments, and the Corresponding Shares of the National Portfolio to be issued to the Program, shall be made at the offices of Clifford Chance US LLP, 200 Park Avenue New York, New York 10166, at 9:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Program and the National Portfolio, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any Program Investments, for any reason, are not transferable on the Closing Date, the Program shall cause such Program Investments to be transferred to the National Portfolio’s account with Bank of New York at the earliest practicable date thereafter.

(b) The Program will deliver to the National Portfolio on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Program Investments delivered to the National Portfolio hereunder.

(c) As soon as practicable after the close of business on the Closing Date, the Program shall deliver to the National Portfolio a list of the names and addresses of all of the stockholders of record of the Program on the

Closing Date and the number of shares of common stock of the Program owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for the Program or by its President.

8. Conditions of the Program.

The obligations of the Program hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (i) the affirmative vote of the holders of a majority of the shares of common stock of the Program issued and outstanding and entitled to vote thereon, and (ii) the Boards of Directors of Municipal Bond and the Program, including in each case a majority of the independent Directors; and that the National Portfolio shall have delivered to the Program a copy of the resolution approving this Agreement adopted by the Municipal Bond’s Board, certified by the Secretary of the Municipal Bond.

(b) That the National Portfolio shall have furnished to the Program a statement of the National Portfolio’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on the National Portfolio’s behalf by Municipal Bond’s President (or any Vice President) and its Treasurer, and a certificate signed by Municipal Bond’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the National Portfolio since the date of the National Portfolio’s most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That the National Portfolio shall have furnished to the Program a certificate signed by the Municipal Bond’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of the National Portfolio made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the National Portfolio has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Program shall have received an opinion of Clifford Chance US LLP, as counsel to Municipal Bond, in form and substance satisfactory to the Program and dated the Closing Date, to the effect that (i) Municipal Bond is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of the National Portfolio to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by the National Portfolio, and no stockholder of Municipal Bond has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended and supplemented of Municipal Bond, or the by-laws, as amended, of Municipal Bond or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by Municipal Bond, on behalf of the National Portfolio, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended and supplemented, of Municipal Bond, the by-laws, as amended, of Municipal Bond, or any agreement (known to such counsel) to which either the National Portfolio or the Program is a party or by which either the National Portfolio or the Program is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) the Program has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, the Program will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by the National Portfolio of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has been declared effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, as of its effective date, appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) Municipal Bond, on behalf of the National Portfolio, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on the National Portfolio or its stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against the National Portfolio, the unfavorable outcome of which would materially and adversely affect the National Portfolio or the Program; (xii) all corporate actions required to be taken by Municipal Bond, on behalf of the National Portfolio, to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Municipal Bond; and (xiii) such opinion is solely for the benefit of the Program and its Directors and officers. In giving the opinion set forth above, Clifford Chance US LLP may state that they are relying on certificates of officers of Municipal Bond with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the due incorporation, valid existence and good standing of the National Portfolio and on an opinion of Sidley Austin Brown & Wood, LLP as to Maryland law.

(f) That the Program shall have received a letter from Clifford Chance US LLP, as counsel to the National Portfolio, in form and substance satisfactory to the Program and dated the Closing Date, to the effect that (i) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that caused them to believe that, on the effective date of the N-14 Registration Statement, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to the National Portfolio required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to the National Portfolio necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to the National Portfolio contained or incorporated by reference in the N-14 Registration Statement; and (iii) such letter is solely for the benefit of Program and its Directors and officers. In giving the letter set forth above, Clifford Chance US LLP may state that they are relying on certificates of officers of Municipal Bond with regard to matters of fact.

(g) That the Program shall have received an opinion of Clifford Chance US LLP to the effect that for Federal income tax purposes (i) the transfer by the Program of substantially all of the Program Investments to the National Portfolio in exchange solely for Corresponding Shares of the National Portfolio as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and Program and the National Portfolio will be deemed to be a “party” to a reorganization within the meaning of

Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to the Program as a result of the transfer of its assets solely in exchange for Corresponding Shares of the National Portfolio or on the distribution of these shares to its stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to the National Portfolio on the receipt of assets of the Program in exchange for the National Portfolio shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of the Program on the receipt of Corresponding Shares of the National Portfolio in exchange for its shares of the Program; (v) in accordance with Section 362(b) of the Code, the tax basis of the Program’s assets in the hands of the National Portfolio will be the same as the tax basis of such assets in the hands of the Program immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of the National Portfolio received by the stockholders of Program in the Reorganization (including fractional shares to which they may be entitled) will be equal, in the aggregate, to the tax basis of the shares of the Program surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of the National Portfolio (including fractional shares to which they may be entitled) will be determined by including the period for which such stockholder held the shares of the Program exchanged therefor, provided, that such Program shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, the National Portfolio’s holding period with respect to the Program’s assets transferred will include the period for which such assets were held by Program; (ix) the taxable year of Program will end on the Closing Date; and (x) pursuant to Section 381(a) of the Code and regulations thereunder, the National Portfolio will succeed to and take into account certain tax attributes of the Program, such as earnings and profits, capital loss carryovers and method of accounting.

(h) That all proceedings taken by the National Portfolio and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Program and its counsel.

(i) That the N-14 Registration Statement shall have been declared effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Municipal Bond or the Program, be contemplated by the Commission.

(j) That the Program shall have received from Deloitte & Touche LLP a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to the Program, to the effect that (i) they are independent public accountants with respect to the National Portfolio within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of the National Portfolio included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by the Program and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of the National Portfolio included in the N-14 Registration Statement, and inquiries of certain officials of the National Portfolio responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Program and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America), the information relating to the National Portfolio appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of the National Portfolio or from schedules prepared by officials of the National Portfolio having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to the Program under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the National Portfolio or would prohibit the Reorganization.

(l) That the Program shall have received from the Commission such orders or interpretations as Clifford Chance US LLP, as counsel to the Program, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. Conditions of the National Portfolio.

The obligations of the National Portfolio hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (i) the Boards of Directors of Municipal Bond and the Program, in each case including a majority of the independent Directors and (ii) by the affirmative vote of the holders of a majority of the shares of common stock of the Program issued and outstanding and entitled to vote thereon; and that the Program shall have delivered to the National Portfolio a copy of the resolution approving this Agreement adopted by the Program’s Board, and a certificate setting forth the vote that the Program’s stockholders obtained, each certified by the Secretary of the Program.

(b) That the Program shall have furnished to the National Portfolio a statement of its assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Program’s behalf by the Program’s President (or any Vice President) and its Treasurer, and a certificate signed by Program’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Program since the date of the Program’s most recent annual or semi-annual report to stockholders, as applicable, other than changes in the Program Investments since the date of such report or changes in the market value of the Program Investments.

(c) That the Program shall have furnished to the National Portfolio a certificate signed by the Program’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Program made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Program has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the National Portfolio shall have received an opinion of Clifford Chance US LLP, as counsel to the Program, in form and substance satisfactory to the National Portfolio and dated the Closing Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as the National Portfolio reasonably may deem necessary or desirable.

(f) That the National Portfolio shall have received a letter from Clifford Chance US LLP, as counsel to the Program, in form and substance satisfactory to the National Portfolio and dated the Closing Date, with respect to the matters specified in Section 8(f) of this Agreement and such other matters as the National Portfolio reasonably may deem necessary or desirable.

(g) That the National Portfolio shall have received an opinion of Sidley Austin Brown & Wood LLP, as Maryland counsel to the Program, in form and substance satisfactory to the National Portfolio and dated the Exchange Date, to the effect that (i) the Program is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by the Program and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Program’s Articles of Incorporation or by-laws or any agreement (known to such counsel) to which the Program is a party or by which the Program is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (iv) the Program has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, the Program will have duly transferred such assets in accordance with this Agreement; (v) to the best of such counsel’s knowledge, no filing or registration with, or consent, approval, authorization or order of any Maryland state court or governmental authority is required for the consummation by the Program of the Reorganization, except such as have been obtained from the Board of Directors of the Program and shareholders of the Program and such as may be required under Maryland state securities law; (vi) all actions required to be taken by the Program to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of the Program; and (vii) such opinion is solely for the benefit of Municipal Bond and the Directors and officers of Municipal Bond. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certificates of officers of the Program with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the valid existence and the good standing of the Program.

(h) That the National Portfolio shall have received an opinion of Clifford Chance US LLP with respect to the matters specified in Section 8(g) of this Agreement.

(i) That the National Portfolio shall have received from Deloitte & Touche LLP a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to the National Portfolio, to the effect that (i) they are independent public accountants with respect to the Program within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of the Program included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the National Portfolio and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of the Program included in the N-14 Registration Statement, and inquiries of certain officials of the Program responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the

National Portfolio and the Program and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to the Program appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of the Program or from schedules prepared by officials of the Program having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the assets to be transferred to the National Portfolio shall not include any assets or liabilities which the National Portfolio by reason of charter limitations, investment policies or otherwise may not properly acquire or assume.

(k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Program or Municipal Bond, be contemplated by the Commission.

(l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to the Program under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Program or would prohibit the Reorganization with respect to the Program.

(m) That the National Portfolio shall have received from the Commission such orders or interpretations as Clifford Chance US LLP, as counsel to the National Portfolio, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(n) That all proceedings taken by the Program and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the National Portfolio.

(o) That prior to the Closing Date, the Program shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of the Program) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Municipal Bond and the Program; (ii) by the Board of the Program if any condition of Program’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Municipal Bond if any condition of the National Portfolio’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by September 30, 2004, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Municipal Bond and the Program.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, this Agreement shall become void and have no further effect, and there shall not be any liability on the part of either the National Portfolio and the Program or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the applicable Fund, on behalf of which such action is taken. In addition, the Board of Directors of each Fund has delegated to FAM the ability to make non-material changes to the transaction contemplated hereby if FAM deems it to be in the best interests of the Funds to do so.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement relating to the National Portfolio and the Program shall expire and terminate on the Closing Date and neither Municipal Bond, the Program nor any of their officers, directors, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, agent or stockholder of either Fund against any liability to the entity for which that officer, director, agent or stockholder so acts or to its stockholders, to which that officer, director, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Municipal Bond, and the Program to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Program unless such terms and conditions shall result in a change in the method of computing the number of shares of the National Portfolio to be issued to the Program in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Program prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Program promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Municipal Bond will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH MUNICIPAL BOND FUND, INC. (OR ITS STATUTORY SUCCESSOR) (THE “FUND”) OR ITS PRINCIPAL UNDERWRITER UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (2) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the National Portfolio’s transfer agent with respect to such shares. The Program will provide the National Portfolio on the Closing Date with the name of any stockholder who is, to the knowledge of the Program, an affiliate of the Program on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, except as provided in Section 10(d) may not be changed other than by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH MUNICIPAL BOND FUND, INC., ON BEHALF OF THE NATIONAL PORTFOLIO

By:

Donald C. Burke Vice President and Treasurer

Attest:

Brian D. Stewart Secretary

THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.

By:

Donald C. Burke Vice President and Treasurer

Attest:

Brian D. Stewart Secretary

EXHIBIT II

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

OF SHARES OF NATIONAL PORTFOLIO AND THE PROGRAM

The following tables provide information about the persons or entities who, to the knowledge of the relevant Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of January 9, 2004:

National Portfolio

Name	Address	Percentage and Class	Percentage of Fund

The Program

Name	Address	Percentage of Fund

*	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.

II-1

SUBJECT TO COMPLETION

DATED DECEMBER 29, 2003

STATEMENT OF ADDITIONAL INFORMATION

MERRILL LYNCH MUNICIPAL BOND FUND, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

(609) 282-2800

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus of The Municipal Fund Accumulation Program, Inc. (the “Program”) and the National Portfolio (“National Portfolio”) of Merrill Lynch Municipal Bond Fund, Inc., (“Municipal Bond”) dated January 27, 2004 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling National Portfolio at 1-800-995-6526, or by writing to National Portfolio at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about National Portfolio is contained in the Statement of Additional Information of Municipal Bond, dated October 14, 2003 (the “Municipal Bond Statement”), which is incorporated by reference into and accompanies this Statement of Additional Information.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the prospectus relating to Municipal Bond, the Municipal Bond Statement, the prospectus of the Program, the statement of additional information relating to the Program, other material incorporated by reference and other information regarding National Portfolio and the Program.

The date of this Statement of Additional Information is January 27, 2004

TABLE OF CONTENTS

General Information	SAI-2
Financial Statements	SAI-2

GENERAL INFORMATION

Stockholders of the Program are being asked to approve National Portfolio’s acquisition of substantially all of the assets, and the assumption of substantially all of the liabilities, of the Program in exchange solely for an equal aggregate value of newly issued Class I shares of common stock, with a par value of $.10 per share, of National Portfolio and the subsequent distribution of Corresponding Shares (defined below) of National Portfolio to the Program stockholders in proportion to such stockholders’ interest in the Program. Thereafter, the Program will be deregistered as an investment company under the Investment Company Act of 1940 as amended, and terminated under Maryland law. The transaction described in this paragraph is referred to herein as the “Reorganization.”

Generally, the assets transferred by the Program to National Portfolio will equal all investments of the Program held in its portfolio after the close of business on the New York Stock Exchange on the business day prior to the date the Reorganization takes place (“Valuation Time”) and all other assets of the Program as of such time.

National Portfolio will distribute Class I shares of National Portfolio (“Corresponding Shares”) to stockholders of the Program who own shares of the Program as of the Valuation Time. The aggregate net asset value of the Corresponding Shares of National Portfolio to be received by each stockholder of the Program will equal the aggregate net asset value of the shares of the Program owned by such stockholder as of the Valuation Time.

A special meeting of the stockholders of the Program will be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on Monday, March 8, 2004, at 9:00 a.m. Eastern time to consider the Reorganization.

For detailed information about the Reorganization, stockholders of the Program should refer to the Proxy Statement and Prospectus. For further information about National Portfolio, stockholders should refer to the Municipal Bond Statement, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

National Portfolio

Audited financial statements and accompanying notes for the fiscal year ended June 30, 2003 and the report of independent auditors thereon, dated August 8, 2003, of National Portfolio are incorporated herein by reference from Municipal Bond’s Annual Report, which accompanies this Statement of Additional Information.

The Program

Audited financial statements and accompanying notes for the fiscal year ended December 31, 2002 and the independent auditors’ report thereon, dated February 7, 2003, of the Program are incorporated herein by reference to the Program’s Annual Report, which accompanies this Statement of Additional Information. Unaudited financial statements and accompanying notes for the six month period ended June 30, 2003 of the Program are incorporated herein by reference to the Program’s Semi-Annual Report, which accompanies this Statement of Additional Information.

SAI-2

The following unaudited pro forma condensed combined financial statements have been derived from the financial statements and schedules of the respective Funds. The Pro Forma Condensed Combined Statements of Assets and Liabilities, including the pro forma condensed combined schedule of investments, have been adjusted to give effect to the Reorganization as if the Reorganization had occurred at June 30, 2003. The Pro Forma Condensed Combined Statement of Operations is for the twelve-months ended June 30, 2003 and has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at July 1, 2002. The unaudited pro forma condensed combined financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition or results of operations that actually would have resulted if the Reorganization had been consummated at those respective dates. The unaudited pro forma condensed combined financial statements should be read in conjunction with the financial statements and related notes of the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and The Municipal Fund Accumulation Program, Inc. included in their Annual Report to Stockholders for the fiscal year ended June 30, 2003 and December 31, 2002, respectively, which is incorporated herein by reference.

SAI-3

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited)

				Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Alabama—0.6%	NR	*	Aaa	$—	$2,360	$2,360	Alabama HFA, S/F Mortgage Revenue Refunding Bonds (College Home Mortgage Bond Program), Series B-1, 6.65% due 10/01/2025	$—	$2,448	$2,448

	AAA		Aaa	3,820	—	3,820	Alabama Incentives Financing Authority, Special Obligation Revenue Refunding Bonds, Series A, 6% due 10/01/2029(c)	4,430	—	4,430

	BBB		Baa2	—	500	500	Mobile, Alabama, Industrial Development Board, Environmental Improvement Revenue Refunding Bonds (International Paper Company Project), AMT, Series A, 6.35% due 5/15/2016	—	540	540

	BBB		Baa2	—	2,500	2,500	Selma, Alabama, IDB, Environmental Improvement Revenue Refunding Bonds (International Paper Company Project), AMT, Series A, 6.70% due 2/01/2018	—	2,736	2,736

Alaska—0.5%	AAA		Aaa	3,000	—	3,000	Alaska State Housing Financial Corporation, General Mortgage Revenue Refunding, Series A, 6% due 6/01/2027(f)	3,076	—	3,076

							Anchorage, Alaska, School, GO, Series B(e):
	AAA		Aaa	1,760	—	1,760	5.875% due 12/01/2016	2,053	—	2,053
	AAA		Aaa	2,100	—	2,100	5.875% due 12/01/2017	2,450	—	2,450

Arizona—2.8%	NR	*	Aaa	875	—	875	Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds (Saint Luke’s Health Systems), 7.25% due 11/01/2003(j)	902	—	902

	BBB		Baa1	2,000	2,000	4,000	Arizona Health Facilities Authority Revenue Bonds (Catholic Healthcare West), Series A, 6.625% due 7/01/2020	2,145	2,145	4,290

	NR	*	Aa1	2,000	—	2,000	Arizona Student Loan Acquisition Authority, Student Loan Revenue Refunding Bonds, AMT, Senior Series B, 6.60% due 5/01/2010	2,127	—	2,127

	AAA		Aaa	2,000	—	2,000	Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds, 6.50% due 7/01/2022(e)	2,115	—	2,115

SAI-4

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Arizona (continued)	AAA		NR	*	$1,000	$—	$1,000	Glendale, Arizona, Development Authority, Educational Facilities Revenue Refunding Bonds (American Graduate School International), 7.125% due 7/01/2005(j)(p)	$1,126	$—	$1,126

								Maricopa County, Arizona, Alhambra Elementary School District 068, GO, Series A(c):
	AAA		Aaa		1,000	—	1,000	6.75% due 7/01/2004(j)	1,078	—	1,078
	AAA		Aaa		525	—	525	6.75% due 7/01/2014	563	—	563

	BBB		Baa1		1,000	—	1,000	Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health Corporation), 6.125% due 4/01/2018	1,041	—	1,041

	BBB		Baa1		5,000	—	5,000	Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds (Catholic Healthcare West Project), Series A, 5% due 7/01/2021	4,725	—	4,725

	AAA		Aaa		1,000	—	1,000	Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Metro Gardens-Mesa Ridge Project), Series A, 5.65% due 7/01/2019(f)	1,061	—	1,061

								Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding, Series A:
	BB+		Ba1		1,200	—	1,200	(El Paso Electric Company Project), 6.25% due 5/01/2037	1,235	—	1,235

	BBB-		Baa3		1,000	—	1,000	(Public Service Company of New Mexico Project), 6.30% due 12/01/2026	1,028	—	1,028

								Peoria, Arizona, Improvement District No. 8401, Special Assessment Bonds No. 8802:
	BBB+		NR	*	430	—	430	7.20% due 1/01/2010	446	—	446
	BBB+		NR	*	510	—	510	7.20% due 1/01/2013	530	—	530

								Peoria, Arizona, Improvement District, Special Assessment Bonds No. 8801:
	BBB+		NR	*	190	—	190	7.30% due 1/01/2009	197	—	197
	BBB+		NR	*	395	—	395	7.30% due 1/01/2011	410	—	410

	AAA		Aaa		2,330	—	2,330	Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities, Excise Tax Revenue Bonds, 5.75% due 7/01/2016(e)	2,692	—	2,692

	NR	*	Ca		5,000	—	5,000	Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023	2,650	—	2,650

SAI-5

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Arizona (concluded)	NR	*	Aaa		$2,720	$—	$2,720	Phoenix, Arizona, IDA Revenue Bonds (Camelback Crossing), 6.20% due 9/20/2020(d)	$3,009	$—	$3,009

	B+		Ba3		1,000	—	1,000	Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson Electric Power Company Project), Series B, 6% due 9/01/2029	939	—	939

	BBB-		NR	*	750	—	750	Prescott Valley, Arizona, Improvement District, Special Assessment Bonds (Sewer Collection System Roadway Repair), 7.90% due 1/01/2012	784	—	784

	A		NR	*	1,600	—	1,600	Sedona, Arizona, Sewer Revenue Refunding Bonds, 7% due 7/01/2012	1,705	—	1,705

	AA		NR	*	3,515	—	3,515	Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds (Christian Care Tucson Inc. Project), Series A, 6.125% due 7/01/2024	3,889	—	3,889

	AAA		Aaa		3,180	—	3,180	University of Arizona, COP, Refunding, Series A, 5.50% due 6/01/2018(c)	3,568	—	3,568

	AAA		Aaa		1,000	—	1,000	University of Arizona, COP (University of Arizona Parking and Student Housing), 5.75% due 6/01/2019(c)	1,131	—	1,131

	NR	*	NR	*	3,000	—	3,000	Vistancia, Arizona, Community Facilities District, GO, 6.75% due 7/15/2022	3,081	—	3,081

Arkansas—0.4%	AAA		NR	*	160	—	160	Arkansas State Development Finance Authority, S/F Mortgage Revenue Bonds (Mortgage Backed Securities Program), Series H, 6.15% due 7/01/2016(d)(l)	171	—	171

	NR	*	A2		250	—	250	Arkansas State Student Loan Authority Revenue Bonds, AMT, Sub-Series B, 7.25% due 6/01/2009	289	—	289

	A+		NR	*	—	250	250	North Little Rock, Arkansas, Health Facilities Board, Health Care Revenue Bonds (Baptist Health), 5.50% due 7/01/2016	—	264	264

	BBB		Baa2		—	500	500	Pine Bluff, Arkansas, Environmental Improvement Revenue Refunding Bonds (International Paper Company Project), AMT, Series A, 6.70% due 8/01/2020	—	544	544

	NR	*	Aaa		—	4,000	4,000	University of Arkansas, University Revenue Bonds (Fayetteville Campus), 5% due 12/01/2032(e)	—	4,180	4,180

SAI-6

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Arkansas (concluded)	BBB		Baa2		$625	$—	$625	Camden, Arkansas, Environmental Improvement Revenue Bonds (International Paper Co. Project), AMT, Series A, 7.625% due 11/01/2018	$674	$—	$674

	AAA		Aaa		250	—	250	Fort Smith, Arkansas, Water, Sewer and Construction Revenue Refunding Bonds, 6% due 4/01/2004(f)(j)	262	—	262

	AAA		Aaa		200	—	200	Jonesboro, Arkansas, Residential Housing and Health Care Facilities Board, Hospital Revenue Refunding Bonds (Saint Bernards Regional Medical Center), Series B, 5.90% due 7/01/2016(c)	225	—	225

	AAA		Aaa		250	—	250	University of Central Arkansas, Housing System Revenue Bonds, 6.50% due 1/01/2031(h)	299	—	299

California—9.2%	AAA		Aaa		9,770	—	9,770	Alameda County, California, COP (Financing Project), 6% due 9/01/2006(f)(j)	11,357	—	11,357

	A		NR	*	4,765	—	4,765	California Health Facilities Financing Authority, Health Facility Revenue Bonds (Adventist Health System), Series A, 5% due 3/01/2033	4,671	—	4,671

	NR	*	A2		1,435	—	1,435	California Educational Facilities Authority Revenue Bonds (University of San Diego), Series A, 5.50% due 10/01/2032	1,548	—	1,548

								California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds (Mortgage Backed Securities Program), AMT(o)(q):
	AAA		NR	*	—	3,150	3,150	Series C, Class 5, 6.75% due 3/01/2029	—	3,257	3,257
	AAA		NR	*	—	895	895	Series D, Class 5, 6.70% due 5/01/2029	—	947	947

	AAA		NR	*	—	1,470	1,470	California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Refunding Bonds (Mortgage Backed Securities Program), AMT, Series A-2, 7% due 9/01/2029(o)(q)	—	1,522	1,522

	BBB+		A3		7,500	—	7,500	California State, Department of Water Resources, Power Supply Revenue Bonds, Series A, 5.75% due 5/01/2017	8,239	—	8,239
								California State, GO, Refunding:
	A		A2		9,000	—	9,000	5% due 2/01/2023	9,013	—	9,013
	A		A2		6,400	6,400	12,800	5.25% due 2/01/2028	6,546	6,546	13,092
	A		A2		10,000	—	10,000	5.125% due 6/01/2031	10,035	—	10,035
	A		A2		—	3,500	3,500	5% due 2/01/2033	—	3,452	3,452

SAI-7

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

California (continued)	A-		A3		$6,010	$3,870	$9,880	California Statewide Communities Development Authority, Health Facility Revenue Bonds (Memorial Health Services), Series A, 6% due 10/01/2023	$6,503	$4,187	$10,690

	NR	*	NR	*	2,880	—	2,880	Capistrano, California, Unified School District, Community Facility District, Special Tax Bonds (No. 90-2 Talega), 6% due 9/01/2032	2,970	—	2,970

								Chula Vista, California, Community Facilities District, Special Tax Bonds (No 06-1, Eastlake Woods Area), Series A:
	NR	*	NR	*	1,080	—	1,080	6.05% due 9/01/2020	1,114	—	1,114
	NR	*	NR	*	2,000	—	2,000	6.15% due 9/01/2026	2,063	—	2,063

	A		A2		—	7,000	7,000	Chula Vista, California, IDR, Refunding (San Diego Gas & Electric Co.), AMT, Series A, 6.75% due 3/01/2023(h)	—	7,096	7,096

								Contra Costa County, California, Special Tax Bonds (Community Facilities District Number 2001-01):
	NR	*	NR	*	1,585	—	1,585	6% due 9/01/2026	1,651	—	1,651
	NR	*	NR	*	1,200	—	1,200	6.10% due 9/01/2031	1,258	—	1,258

								Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Bonds:
	BBB		Baa2		5,250	—	5,250	Series 2003-A-1, 6.75% due 6/01/2039	4,740	—	4,740
	BBB		Baa2		1,000	—	1,000	Series A-3, 7.875% due 6/01/2042	1,003	—	1,003
	BBB		Baa2		4,200	—	4,200	Series A-4, 7.80% due 6/01/2042	4,191	—	4,191
	BBB		Baa2		2,785	—	2,785	Series A-5, 7.875% due 6/01/2042	2,796	—	2,796

	NR	*	NR	*	4,000	—	4,000	Long Beach, California, Special Tax Bonds (Community Facilities District No. 3-Pine Ave.), 6.375% due 9/01/2023	4,265	—	4,265

								Los Angeles, California, Department of Water and Power, Electric Plant Revenue Refunding Bonds:
	AA-		Aaa		7,000	—	7,000	6% due 2/15/2005(j)	7,619	—	7,619
	NR	*	Aa3		5,160	—	5,160	RIB, Series 370, 10.74% due 2/15/2024(g)	6,033	—	6,033

	NR	*	NR	*	1,100	—	1,100	Poway, California, Unified School District, Special Tax Bonds (Community District No. 6), Series A, 6.05% due 9/01/2025	1,129	—	1,129

	NR	*	NR	*	2,695	—	2,695	Riverside, California, Improvement Bond Act of 1915, Special Assessment (Riverwalk Assessment District), 6.375% due 9/02/2026	2,842	—	2,842

SAI-8

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

California (concluded)								Roseville, California, Special Tax (Stoneridge Community Facilities Number 1):
	NR	*	NR	*	$1,250	$—	$1,250	6.20% due 9/01/2021	$1,314	$—	$1,314
	NR	*	NR	*	1,125	—	1,125	6% due 9/01/2025	1,174	—	1,174
	NR	*	NR	*	2,500	—	2,500	6.30% due 9/01/2031	2,626	—	2,626

								San Francisco California, City and County Redevelopment Agency Revenue Bonds (Community Facilities District Number 6-Mission):
	NR	*	NR	*	5,000	—	5,000	6% due 8/01/2021	5,138	—	5,138
	NR	*	NR	*	2,500	—	2,500	GO, Series A, 6% due 8/01/2025	2,506	—	2,506

	NR	*	Aaa		1,075	—	1,075	San Francisco, California, Uptown Parking Corporation, Parking Revenue Bonds (Union Square), 6% due 7/01/2020(f)	1,223	—	1,223

	NR	*	NR	*	3,000	—	3,000	Santa Margarita, California, Water District, Special Tax Refunding Bonds (Community Facilities District No. 99), Series 1, 6.25% due 9/01/2029	3,122	—	3,122

	NR	*	NR	*	3,680	—	3,680	Santa Margarita, California, Water Disposal Special Tax Refunding Bonds (Community Facilities District Number 99-1), 6.20% due 9/01/2020	3,845	—	3,845

Colorado—3.2%	AA		NR	*	500	—	500	Boulder County, Colorado, Hospital Development Revenue Bonds (Longmont United Hospital Project), 6% due 12/01/2030	551	—	551

	AAA		NR	*	555	—	555	Boulder County, Colorado, M/F Mortgage Revenue Bonds (Sinton Apartments Project), AMT, 6.625% due 7/01/2034(b)	567	—	567

	NR	*	Aa2		—	1,375	1,375	Colorado HFA Revenue Bonds (S/F Program), Series B-3, 6.55% due 10/01/2016	—	1,453	1,453

								Colorado HFA Revenue Refunding Bonds (S/F Program):
	NR	*	Aa2		—	1,070	1,070	AMT, Senior Series A-2, 7.50% due 4/01/2031	—	1,132	1,132
	AA		Aa2		—	460	460	AMT, Senior Series B-2, 7.10% due 4/01/2017	—	479	479
	AA		Aa2		260	2,820	3,080	AMT, Senior Series B-2, 7.25% due 10/01/2031	274	2,974	3,248
	NR	*	Aa2		265	—	265	AMT, Senior Series B-3, 6.80% due 11/01/2028	269	—	269
	AA		Aa2		245	1,870	2,115	AMT, Senior Series C-2, 7.25% due 10/01/2031	258	1,972	2,230

SAI-9

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Colorado (concluded)	NR	*	Aa2		$—	$445	$445	Senior Series A-3, 7.35% due 10/01/2030	$—	$471	$471
	NR	*	Aa2		—	2,140	2,140	Senior Series C-3, 6.75% due 10/01/2021	—	2,207	2,207
	AA		Aa2		—	855	855	Senior Series C-3, 7.15% due 10/01/2030	—	909	909

	AA		Aa2		—	2,500	2,500	Colorado Health Facilities Authority Revenue Refunding Bonds (Catholic Health Initiatives), 5.50% due 9/01/2017	—	2,687	2,687

	AAA		Aaa		550	—	550	Colorado Water Resource and Power Development Authority, Small Water Resource Revenue Bonds, Series A, 5.80% due 11/01/2020(e)	628	—	628

	A		A2		2,575	—	2,575	Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series A, 7.50% due 11/15/2023	2,787	—	2,787

	AAA		Aaa		—	11,430	11,430	Denver, Colorado, City and County Airport Revenue Refunding Bonds, Series B, 5% due 11/15/2033	—	11,756	11,756

								Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee):
	NR	*	NR	*	7,560	—	7,560	Series A, 7.35% due 9/01/2031	7,805	—	7,805
	NR	*	NR	*	1,400	—	1,400	Series B, 7% due 9/01/2031	1,436	—	1,436

	AAA		Aaa		3,685	—	3,685	Larimer County, Colorado, Poudre School District Number R-1, GO, 6% due 12/15/2016(e)	4,333	—	4,333

	BB+		Ba1		6,170	—	6,170	Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041	6,468	—	6,468

	NR	*	Aa3		750	—	750	Pitkin County, Colorado, GO, Refunding and Improvement Bonds, 6.875% due 12/01/2024	817	—	817

Connecticut—2.3%	AAA		Aaa		1,000	—	1,000	Connecticut State Development Authority, Governmental Lease Revenue Bonds, 6.60% due 6/15/2014(f)	1,069	—	1,069

	AA		A1		2,000	—	2,000	Connecticut State Development Authority Revenue Bonds (General Fund), Series A, 6.375% due 10/15/2024	2,155	—	2,155

	AAA		Aaa		1,500	—	1,500	Connecticut State Development Authority, Solid Waste Disposal Facilities Revenue Bonds (Pfizer Inc. Project), AMT, 7% due 7/01/2025	1,653	—	1,653

SAI-10

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

				Face Amount				Value
State	S&P Ratings++	Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Connecticut (continued)	AAA	NR	*	$1,250	$—	$1,250	Connecticut State Development Authority, Water Facility Revenue Bonds (Bridgeport Hydraulic Company), AMT, 6.15% due 4/01/2035(c)	$1,414	$—	$1,414

	AA	Aa3		1,000	—	1,000	Connecticut State, GO, Series B, 5.50% due 11/01/2018	1,118	—	1,118

							Connecticut State HFA Revenue Refunding Bonds (Housing Mortgage Finance Program):
	AAA	Aaa		1,000	—	1,000	AMT, Series B, Sub-Series B-2, 5.70% due 5/15/2017	1,063	—	1,063
	AAA	Aaa		955	—	955	Series A-1, 6% due 11/15/2028	1,024	—	1,024
	AAA	Aaa		1,200	—	1,200	Series C-1, 6.30% due 11/15/2017	1,275	—	1,275

							Connecticut State Health and Educational Facilities Authority Revenue Bonds:
	AAA	Aaa		1,000	—	1,000	(Bridgeport Hospital), Series A, 6.625% due 7/01/2018(f)	1,014	—	1,014
	AAA	Aaa		1,400	—	1,400	(Newington Children’s Hospital), Series A, 6.30% due 7/01/2021(f)	1,489	—	1,489
	AA	NR	*	1,500	—	1,500	(Waterbury Hospital Issue), Series C, 5.75% due 7/01/2020	1,631	—	1,631
	AA	NR	*	1,000	—	1,000	(Westover School), Series A, 5.70% due 7/01/2030	1,083	—	1,083
	A1+	VMIG1+		200	—	200	(Yale University), VRDN, Series U, 1% due 7/01/2033(a)	200	—	200

	AA	NR	*	—	5,025	5,025	Connecticut State Health and Educational Facilities Authority Revenue Refunding Bonds, DRIVERS, Series 215, 11.726% due 6/01/2030(g)	—	6,650	6,650

							Connecticut State Health and Educational Facilities Authority Revenue Refunding Bonds:
	AA	NR	*	2,000	—	2,000	(Eastern Connecticut Health Network), Series A, 6.50% due 7/01/2030	2,323	—	2,323
	AA	NR	*	640	—	640	(Sacred Heart University), 6.625% due 7/01/2026	722	—	722
	AA	Baa3		—	5,710	5,710	(University of Hartford), Series E, 5.50% due 7/01/2022	—	6,315	6,315
	AAA	Aaa		1,000	—	1,000	(Yale-New Haven Hospital Issue), Series H, 5.70% due 7/01/2025(f)	1,095	—	1,095

SAI-11

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Connecticut (concluded)								Connecticut State Higher Education, Supplemental Loan Authority Revenue Bonds (Family Education Loan Program), AMT, Series A:
	NR	*	Aa3		$405	$—	$405	6.40% due 11/15/2014	$416	$—	$416
	NR	*	Aaa		1,175	—	1,175	5.50% due 11/15/2020	1,211	—	1,211

	NR	*	NR	*	1,000	—	1,000	Connecticut State Regional Learning Educational Service Center Revenue Bonds (Office/Education Center Facility), 7.75% due 2/01/2015	1,035	—	1,035

	AA		Baa2		860	—	860	Waterbury, Connecticut, GO, 6% due 2/01/2017(m)	954	—	954

District of Columbia—0.4%	AAA		NR	*	—	5,000	5,000	District of Columbia, GO, Refunding, DRIVERS, Series 214, 10.674% due 6/01/2026(f)(g)	—	6,763	6,763

Florida—5.1%	AA		NR	*	—	1,900	1,900	Beacon Tradeport Community, Florida, Development District, Special Assessment Revenue Refunding Bonds (Commercial Project), Series A, 5.25% due 5/01/2016	—	2,050	2,050

	NR	*	NR	*	2,200	—	2,200	Bonnet Creek Resort, Florida, Community Development District, Special Assessment Revenue Bonds, 7.50% due 5/01/2034	2,309	—	2,309

	NR	*	NR	*	465	—	465	Brooks of Bonita Springs II, Florida, Community Development District, Capital Improvement Revenue Bonds, Series B, 6.60% due 5/01/2007	471	—	471

	NR	*	Aaa		2,725	—	2,725	Duval County, Florida, School Board, COP, 5.75% due 7/01/2017(h)	3,128	—	3,128

	NR	*	NR	*	5,000	—	5,000	Fiddlers Creek, Florida, Community Development District Number 2, Special Assessment Revenue Bonds, Series A, 6.375% due 5/01/2035	4,956	—	4,956

	AAA		Aaa		6,330	—	6,330	Florida HFA Revenue Bonds (Antigua Club Apartments), AMT, Series A-1, 7% due 2/01/2035(c)	6,617	—	6,617

	NR	*	NR	*	2,100	—	2,100	Heritage Isles Community Development District, Florida, Special Assessment Revenue Refunding Bonds, 5.90% due 11/01/2006	2,106	—	2,106

SAI-12

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Florida (continued)	NR	*	NR	*	$—	$5,000	$5,000	Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030	$—	$5,138	$5,138

	BBB-		Baa1		4,415	—	4,415	Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric Company Project), 5.10% due 10/01/2013	4,402	—	4,402

	A+		Aa3		9,500	—	9,500	Jacksonville, Florida, Electric Authority, Water and Sewer Revenue Bonds, Series A, 6% due 10/01/2024	10,300	—	10,300

	NR	*	NR	*	995	—	995	Lakewood Ranch Community, Florida, Development District Number 5, Special Assessment Revenue Refunding Bonds, Series B, 6% due 5/01/2011	1,002	—	1,002

	AAA		NR	*	7,000	—	7,000	Lee County, Florida, Airport Revenue Bonds, RIB, AMT, Series 580X, 10.64% due 10/01/2029(g)(h)	8,507	—	8,507

	AAA		Aaa		4,500	—	4,500	Lee County, Florida, Transportation Facilities Revenue Bonds, 5.75% due 10/01/2022(f)	4,940	—	4,940

								Mediterra, Florida, South Community Development District, Capital Improvement Revenue Bonds:
	NR	*	NR	*	1,075	—	1,075	6.85% due 5/01/2031	1,123	—	1,123
	NR	*	NR	*	1,000	—	1,000	Series A, 6.375% due 5/01/2034	1,001	—	1,001
	NR	*	NR	*	20	—	20	Series B, 6.25% due 5/01/2004	20	—	20
	NR	*	NR	*	2,000	—	2,000	Series B, 5.50% due 5/01/2010	1,990	—	1,990

	NR	*	Aaa		—	2,375	2,375	Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series A, 6.40% due 1/01/2031(f)	—	2,596	2,596

	AAA		NR	*	785	—	785	Orange County, Florida, HFA, Mortgage Revenue Bonds, AMT, Series A, 8.375% due 3/01/2021(b)(d)	787	—	787

	AAA		Aaa		5,000	—	5,000	Orange County, Florida, Tourist Development, Tax Revenue Bonds, 5.50% due 10/01/2020(c)	5,525	—	5,525

	NR	*	NR	*	800	—	800	Panther Trace, Florida, Community Development District, Special Assessment Revenue Bonds, Series B, 6.50% due 5/01/2009	807	—	807

	NR	*	NR	*	1,000	—	1,000	Park Place Community Development District, Florida, Special Assessment Revenue Bonds, 6.75% due 5/01/2032	1,016	—	1,016

	NR	*	NR	*	1,135	—	1,135	Preserve at Wilderness Lake, Florida, Community Development District, Capital Improvement Revenue Bonds, Series B-1, 5.90% due 11/01/2006	1,136	—	1,136

SAI-13

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Florida (concluded)	AAA		Aaa		$2,000	$—	$2,000	Saint Lucie, Florida, West Services District, Utility Revenue Refunding Bonds, Senior Lien, 6% due 10/01/2022(f)	$2,288	$—	$2,288

	NR	*	NR	*	2,735	—	2,735	Stoneybrook West, Florida, Community Development District, Special Assessment Revenue Bonds, Series B, 6.45% due 5/01/2010	2,786	—	2,786

	NR	*	NR	*	1,045	—	1,045	Verandah West, Florida, Community Development District, Capital Improvement Revenue Bonds, Series B, 5.25% due 5/01/2008	1,042	—	1,042

	NR	*	NR	*	4,905	—	4,905	Vista Lakes Community, Florida, Development District, Capital Improvement Revenue Bonds, Series B, 5.80% due 5/01/2008	4,952	—	4,952

Georgia—1.0%	NR	*	NR	*	5,000	—	5,000	Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station Project), 7.90% due 12/01/2024	5,201	—	5,201

	AAA		Aaa		5,210	—	5,210	College Park, Georgia, Business and IDA Revenue Bonds (Civic Center Project), 5.75% due 9/01/2026(c)	5,819	—	5,819

	AAA		Aaa		3,450	—	3,450	Fulton County, Georgia, Development Authority Revenue Bonds (Morehouse College Project), 5.875% due 12/01/2030(c)	3,926	—	3,926

	NR	*	Aaa		1,250	—	1,250	Tift County, Georgia, Development Authority Revenue Bonds (First ABAC LLC Project), Series A, 5% due 9/01/2019(c)	1,344	—	1,344

Hawaii—0.3%	BBB		Baa1		1,410	—	1,410	Kuakini, Hawaii, Health System, Special Purpose Revenue Bonds, Series A, 6.30% due 7/01/2022	1,459	—	1,459

	BBB		Baa1		—	3,000	3,000	Kuakini, Hawaii, Health System, Special Purpose Revenue Bonds (Kuakini Health System), Series A, 6.375% due 7/01/2032	—	3,109	3,109

Idaho—0.5%	BB+		Ba3		5,000	5,000	10,000	Power County, Idaho, Industrial Development Corporation, Solid Waste Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45% due 8/01/2032	4,159	4,159	8,318

Illinois—5.2%	AAA		NR	*	10,620	—	10,620	Chicago, Illinois, Board of Education, GO, DRIVERS, Series 199, 10.17% due 12/01/2020(c)(g)	13,252	—	13,252

SAI-14

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Illinois (continued)	AAA		Aaa		$1,400	$—	$1,400	Chicago, Illinois, GO (Neighborhoods Alive 21 Program), 5.875% due 1/01/2019(e)	$1,598	$—	$1,598

	CCC		Caa2		3,000	—	3,000	Chicago, Illinois, O’Hare International Airport, Special Facility Revenue Refunding Bonds (American Airlines Inc. Project), 8.20% due 12/01/2024	1,650	—	1,650

	AAA		Aaa		2,265	—	2,265	Chicago, Illinois, Park District, GO, Refunding, Series B, 5.75% due 1/01/2015(e)	2,616	—	2,616

	AAA		Aaa		1,500	—	1,500	Chicago, Illinois, Park District, GO, Series A, 5.75% due 1/01/2016(e)	1,718	—	1,718

	AAA		NR	*	—	2,900	2,900	Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series A, 7.15% due 9/01/2031(o)(q)	—	3,041	3,041

	NR	*	NR	*	2,000	—	2,000	Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75% due 12/01/2032	2,009	—	2,009

	AAA		Aaa		3,210	—	3,210	Cicero, Illinois, GO, Refunding (Corporate Purpose), 6% due 12/01/2028(f)	3,664	—	3,664

	NR	*	Aaa		7,000	—	7,000	Decatur, Illinois, GO, Refunding, 6% due 3/01/2025(e)	7,899	—	7,899

	BBB		Baa1		10,000	—	10,000	Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro Biosolids Management LLC Project), AMT, 6% due 11/01/2023	10,382	—	10,382

								Illinois Development Finance Authority Revenue Bonds:
	BBB		NR	*	—	3,140	3,140	(Community Rehabilitation Providers Facility), Series A, 6.50% due 7/01/2022	—	3,285	3,285
	AAA		Aaa		—	660	660	Series B, 6.40% due 9/01/2031(h)	—	748	748

	A1		VMIG1+		—	2,625	2,625	Illinois Health Facilities Authority Revenue Refunding Bonds (Resurrection Health Care), VRDN, Series A, 0.95% due 5/15/2029(a)(h)	—	2,625	2,625

								Illinois State, GO, 1st Series(f):
	AAA		Aaa		8,890	—	8,890	5.75% due 12/01/2015	10,275	—	10,275
	AAA		Aaa		3,745	—	3,745	5.75% due 12/01/2016	4,319	—	4,319
	AAA		Aaa		4,000	—	4,000	5.75% due 12/01/2017	4,590	—	4,590

	NR	*	Aa3		3,000	—	3,000	Illinois State, Sales Tax Revenue Bonds, 6% due 6/15/2020	3,464	—	3,464

SAI-15

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Illinois (concluded)	AAA		Aa1		$2,000	$—	$2,000	Lake County, Illinois, Forest Preservation District, GO (Land Acquisition and Development), 5.75% due 12/15/2016	$2,348	$—	$2,348

	NR	*	Aaa		4,400	—	4,400	Southwestern Illinois Development Authority, Sewer Facilities Revenue Bonds (Monsanto Company Project), AMT, 7.30% due 7/15/2015	4,625	—	4,625

Indiana—0.8%	NR	*	NR	*	2,595	—	2,595	Indiana State Educational Facilities Authority Revenue Refunding Bonds (Saint Joseph’s College Project), 7% due 10/01/2029	2,787	—	2,787

	AA		Aa2		—	1,000	1,000	Indiana State Office Building Commission, Capital Complex Revenue Refunding Bonds (State Office Building-II Facility), Series D, 6.90% due 7/01/2011	—	1,212	1,212

	NR	*	Ba3		—	2,500	2,500	Jasper County, Indiana, Economic Development Revenue Refunding Bonds (Georgia Pacific Corporation Project), AMT, 6.70% due 4/01/2029	—	2,252	2,252

	AAA		NR	*	—	6,000	6,000	MSD Warren Township, Indiana, Vision 2005, School Building Corporation Revenue Bonds, First Mortgage, 5.50% due 7/15/2020(e)	—	6,648	6,648

Iowa—0.6%	AAA		Aaa		1,000	—	1,000	Iowa City, Iowa, Sewer Revenue Bonds, 5.75% due 7/01/2021(f)	1,096	—	1,096

	NR	*	NR	*	6,930	—	6,930	Iowa Finance Authority, Health Care Facilities Revenue Refunding Bonds (Care Initiatives Project), 9.25% due 7/01/2025	8,189	—	8,189

Kansas—1.7%	NR	*	Aaa		—	6,415	6,415	Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT, Series A-1, 6.95% due 6/01/2029(d)	—	6,884	6,884

	A+		NR	*	—	2,500	2,500	Witchita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Series III, 6.25% due 11/15/2019	—	2,792	2,792

	AAA		Aaa		12,000	—	12,000	Wichita, Kansas, Hospital Revenue Refunding Bonds, RIB, Series III-A, 11.53% due 10/01/2017(f)(g)	12,520	—	12,520

	BBB		Baa1		4,500	—	4,500	Wyandotte County, Kansas, Kansas City Unified Government Revenue Refunding Bonds (General Motors Corporation Project), 6% due 6/01/2025	4,827	—	4,827

SAI-16

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Kentucky—1.1%								Kenton County, Kentucky, Airport Board, Special Facilities Airport Revenue Bonds (Delta Airlines Project), AMT, Series A:
	B		B3		$500	$—	$500	7.50% due 2/01/2012	$450	$—	$450
	B		B3		4,950	—	4,950	7.50% due 2/01/2020	4,453	—	4,453
	B		B3		4,635	—	4,635	7.125% due 2/01/2021	4,002	—	4,002

	BBB		Baa2		8,000	—	8,000	Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ International Project), AMT, 7% due 6/01/2024	8,441	—	8,441

Louisiana—4.1%	NR	*	Baa3		34,000	—	34,000	Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities Revenue Refunding Bonds (Trunkline Long Company Project), 7.75% due 8/15/2022	35,367	—	35,367

	AAA		Aaa		—	10,000	10,000	Louisiana Local Government, Environmental Facilities, Community Development Authority Revenue Bonds (Capital Projects and Equipment Acquisition), Series A, 6.30% due 7/01/2030(c)	—	12,534	12,534

	AAA		Aaa		—	2,900	2,900	New Orleans, Louisiana, GO, Refunding, 6.125% due 10/01/2016(c)	—	3,206	3,206

	BB-		NR	*	13,000	—	13,000	Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company Project), 7.50% due 7/01/2013	13,188	—	13,188

	BBB		Baa2		—	2,000	2,000	Rapides Finance Authority, Louisiana, Environmental Improvement Revenue Bonds (International Paper Company Project), AMT, Series A, 6.55% due 11/15/2023	—	2,149	2,149

Maine—0.9%	BB+		Ba1		8,635	—	8,635	Maine Finance Authority, Solid Waste Recycling Facilities Revenue Bonds (Great Northern Paper Project-Bowater), AMT, 7.75% due 10/01/2022	8,644	—	8,644

	AA+		Aa1		6,045	—	6,045	Maine State Housing Authority, Mortgage Purpose Revenue Bonds, DRIVERS, AMT, Series 170, 10.62% due 11/15/2028(g)	6,659	—	6,659

Maryland—0.8%	NR	*	NR	*	500	—	500	Anne Arundel County, Maryland, Special Obligation Revenue Bonds (Arundel Mills Project), 7.10% due 7/01/2029	546	—	546

SAI-17

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Maryland (contined)	NR	*	VMIG1+		$200	$—	$200	Baltimore County, Maryland, EDR, Refunding (Garrison Forest School Project), VRDN, 0.95% due 6/01/2026(a)	$200	$—	$200

	AA		Aa2		600	—	600	Carrol County, Maryland, Consolidated Public Improvement, GO, 6.50% due 10/01/2004(j)	653	—	653

	NR	*	Aa2		1,000	—	1,000	Maryland State Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, AMT, Series B, 6.15% due 1/01/2021	1,077	—	1,077

	NR	*	Aa2		1,185	—	1,185	Maryland State Community Development Administration, Department of Housing and Community Development, Residential Revenue Refunding Bonds, Series A, 5.60% due 3/01/2017(b)	1,254	—	1,254

	NR	*	Aaa		1,000	—	1,000	Maryland State Community Development Administration, Department of Housing and Community Development Revenue Bonds (Waters Landing II Apartments), AMT, Series A, 5.875% due 8/01/2033	1,067	—	1,067

								Maryland State Community Development Administration, Department of Housing and Community Development Revenue Refunding Bonds, S/F Program:
	NR	*	Aa2		500	—	500	4th Series, 6.45% due 4/01/2014	517	—	517
	NR	*	Aa2		30	—	30	6th Series, 7.05% due 4/01/2017	31	—	31

	NR	*	NR	*	345	—	345	Maryland State Economic Development Corporation Revenue Bonds (Health and Mental Hygiene Program), Series A, 7.125% due 3/01/2006	366	—	366

	A-		NR	*	1,000	—	1,000	Maryland State Energy Financing Administration, Solid Waste Disposal Revenue Bonds, Limited Obligation (Wheelabrator Water Projects), AMT, 6.45% due 12/01/2016	1,077	—	1,077

	AAA		Aaa		625	—	625	Maryland State Health and Higher Educational Facilities Authority Revenue Bonds (University of Maryland Medical System), Series B, 7% due 7/01/2022(e)	828	—	828

SAI-18

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Maryland (concluded)								Maryland State Health and Higher Educational Facilities Authority Revenue Refunding Bonds:
	AAA		Aaa		$1,470	$—	$1,470	(Maryland General Hospital), 6.125% due 7/01/2019(f)	$1,559	$—	$1,559
	NR	*	NR	*	900	—	900	(Memorial Hospital of Cumberland), 6.50% due 7/01/2004(j)	947	—	947

								Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue Bonds, Series A:
	AA		Aa2		300	—	300	6.375% due 9/01/2010	318	—	318
	AA		Aa2		500	—	500	6.55% due 9/01/2014	507	—	507

	NR	*	Aa2		375	—	375	Montgomery County, Maryland, Housing Opportunities Commission, S/F Mortgage Revenue Refunding Bonds, Series A, 5.75% due 7/01/2013	404	—	404

	AAA		NR	*	500	—	500	Prince George’s County, Maryland, Housing Authority, Mortgage Revenue Refunding Bonds (Parker Apartments Project), Series A, 7.25% due 11/20/2016(d)	511	—	511

	AA+		Aa3		1,000	—	1,000	University of Maryland, System Auxiliary Facility and Tuition Revenue Bonds, Series A, 5.75% due 10/01/2019	1,150	—	1,150

Massachusetts—1.4%	AA		Aa2		1,000	—	1,000	Massachusetts Bay Transportation Authority Revenue Bonds (General Transportation System), Series A, 7% due 3/01/2021	1,318	—	1,318

	AAA		Aaa		460	—	460	Massachusetts Education Loan Authority, Education Loan Revenue Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012(c)	479	—	479

	AAA		Aaa		610	—	610	Massachusetts Educational Financing Authority, Education Loan Revenue Refunding Bonds, AMT, Issue E, 5.85% due 7/01/2014(c)	680	—	680

	BB+		NR	*	1,000	—	1,000	Massachusetts State Development Finance Agency Revenue Refunding Bonds (Eastern Nazarine College), 5.625% due 4/01/2029	771	—	771

	AAA		Aaa		2,500	—	2,500	Massachusetts State HFA, Housing Revenue Refunding Bonds, Series B, 6.05% due 12/01/2009(f)	2,647	—	2,647

	AAA		Aaa		915	—	915	Massachusetts State HFA, S/F Housing Revenue Bonds, AMT, Series 48, 6.35% due 6/01/2026(f)	961	—	961

SAI-19

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Massachusetts (concluded)	AA		Aa2		$1,065	$—	$1,065	Massachusetts State HFA, S/F Housing Revenue Refunding Bonds, AMT, Series 40, 6.65% due 12/01/2027	$1,112	$—	$1,112

	AAA		Aaa		2,575	2,575	5,150	Massachusetts State Health and Educational Facilities Authority Revenue Bonds (Medical Center of Central Massachusetts), CARS, Series B, 11.67% due 6/23/2022(c)(g)	3,353	3,353	6,706

								Massachusetts State Health and Educational Facilities Authority Revenue Refunding Bonds:
	NR	*	Ba2		180	—	180	(Bay Cove Human Services Issue), Series A, 5.85% due 4/01/2004	184	—	184
	AAA		Aaa		85	—	85	(Boston College), Series J, 6.625% due 7/01/2021(e)	85	—	85
	AAA		Aaa		1,900	—	1,900	(Massachusetts General Hospital), Series F, 6.25% due 7/01/2012(c)	2,270	—	2,270
	NR	*	Ca		723	—	723	(New England Memorial Hospital), Series B, 6.125% due 7/01/2013(k)	43	—	43
	NR	*	Ca		8,924	—	8,924	(New England Memorial Hospital), Series B, 6.25% due 7/01/2023(k)	535	—	535
	AAA		Aaa		550	—	550	(Stonehill College), Series E, 6.60% due 7/01/2020(f)	558	—	558

	BBB		NR	*	—	1,000	1,000	Massachusetts State Industrial Finance Agency, Higher Education Revenue Refunding Bonds (Hampshire College Project), 5.625% due 10/01/2012	—	1,066	1,066

								Massachusetts State Water Pollution Abatement Trust, Water Abatement Revenue Bonds, Series A:
	AA+		Aaa		1,550	—	1,550	6.375% due 02/01/2004(j)	1,631	—	1,631
	AA+		Aaa		130	—	130	6.375% due 2/01/2015	136	—	136
	NR	*	Aaa		1,600	—	1,600	Montachusett, Massachusetts, Regional Vocational Technical School District, GO, 5.95% due 1/15/2020(f)	1,869	—	1,869

Michigan—1.4%	BBB		Baa2		5,000	2,500	7,500	Delta County, Michigan, Economic Development Corporation, Environmental Improvement Revenue Refunding Bonds (Mead Westvaco-Escanaba), Series A, 6.25% due 4/15/2027	5,188	2,594	7,782

	BBB		Baa2		500	—	500	Dickinson County, Michigan, Economic Development Corporation, Environmental Improvement Revenue Refunding Bonds (International Paper Company Project), Series A, 5.75% due 6/01/2016	537	—	537

SAI-20

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Michigan (concluded)	AAA		Aaa		$1,000	$—	$1,000	Eastern Michigan University Revenue Refunding Bonds, 6% due 6/01/2024(c)	$1,154	$—	$1,154

	BBB-		Baa3		3,000	—	3,000	Flint, Michigan, Hospital Building Authority Revenue Refunding Bonds (Hurley Medical Center), 6% due 7/01/2020	2,828	—	2,828

	AAA		Aaa		615	—	615	Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue Refunding and Improvement Bonds (Bronson Methodist Hospital), Series A, 6.375% due 5/15/2017(f)	630	—	630

	AAA		Aaa		1,500	—	1,500	Michigan State Hospital Finance Authority Revenue Refunding Bonds (Mercy Mount Clemens), Series A, 6% due 5/15/2014(f)	1,718	—	1,718

								Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds:
	AAA		Aaa		1,060	—	1,060	(Detroit Edison Company), Series AA, 6.40% due 9/01/2025(f)	1,179	—	1,179
	AAA		Aaa		—	2,000	2,000	(Detroit Edison Company), Series BB, 7% due 5/01/2021(c)	—	2,659	2,659
	A-		A3		3,500	—	3,500	(Detroit Edison Pollution Control), Series C, 5.45% due 9/01/2029	3,635	—	3,635

Minnesota—1.1%	A		A1		1,400	—	1,400	Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds (Natural Rural Utilities), AMT, Series A, 6.95% due 12/01/2008	1,436	—	1,436

	NR	*	A1		1,000	—	1,000	Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling Hills Project), Series A, 6.15% due 8/20/2031(d)	1,111	—	1,111

	AAA		NR	*	1,500	—	1,500	Minneapolis and St. Paul, Minnesota, Metropolitan Airports Commission, Airport Revenue Bonds, DRIVERS, AMT, Series 203, 10.15% due 1/01/2012(e)(g)	1,887	—	1,887

	A-		NR	*	485	—	485	Minneapolis, Minnesota, Community Development Agency, M/F Housing Revenue Bonds (Riverside Homes Project), AMT, 6.20% due 9/01/2029	494	—	494

	A-		NR	*	750	—	750	Minneapolis, Minnesota, Community Development Agency, Supported Development Revenue Bonds (Common Bond Fund), AMT, Series 2, 6.20% due 6/01/2017	797	—	797

SAI-21

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Minnesota (concluded)								Minneapolis, Minnesota, Health Care System Revenue Bonds (Allina Health System):
	NR	*	A3		$1,500	$—	$1,500	Series A, 5.70% due 11/15/2022	$1,579	$—	$1,579
	NR	*	A3		—	1,750	1,750	Series A, 5.75% due 11/15/2032	—	1,840	1,840

								Minnesota State HFA, S/F Mortgage Revenue Bonds, AMT:
	AA+		Aa1		480	—	480	Series L, 6.70% due 7/01/2020	494	—	494
	AA+		Aa1		—	1,530	1,530	Series M, 6.70% due 7/01/2026	—	1,572	1,572

	NR	*	Aa2		1,110	—	1,110	Ramsey County, Minnesota, Housing and Redevelopment Authority, M/F Housing Revenue Bonds (Hanover Townhouses Project), AMT, 6% due 7/01/2031	1,154	—	1,154

	NR	*	Aaa		1,000	—	1,000	Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint Cloud Hospital Obligation Group), Series A, 6.25% due 5/01/2020(h)	1,155	—	1,155

	AAA		Aaa		1,000	—	1,000	Saint Francis, Minnesota, Independent School District No. 015, GO, Series A, 6.35% due 2/01/2013(h)	1,119	—	1,119

	BBB		NR	*	990	—	990	Sartell, Minnesota, IDR, Refunding (Champion International Corporation), 6.95% due 7/01/2012	1,008	—	1,008

	AA		NR	*	1,500	—	1,500	Waconia, Minnesota, Health Care Facilities Revenue Bonds (Ridgeview Medical Center Project), Series A, 6.125% due 1/01/2029(m)	1,661	—	1,661

Mississippi—0.2%	NR	*	Aaa		1,760	—	1,760	Mississippi Home Corporation, S/F Mortgage Revenue Bonds (Access Program), AMT, Series A, 6.90% due 6/01/2024(d)	1,823	—	1,823

	BBB		Baa2		—	1,700	1,700	Warren County, Mississippi, Environmental Improvement Revenue Refunding Bonds (International Paper Company Project), AMT, Series B, 6.75% due 8/01/2021	—	1,849	1,849

Missouri—0.6%	NR	*	NR	*	—	1,000	1,000	Cape Girardeau County, Missouri, IDA, Health Care Facilities Revenue Refunding Bonds (Southeast Missouri Hospital Association), 5.625% due 6/01/2027	—	1,031	1,031

SAI-22

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Missouri (concluded)								Fenton, Missouri, Tax Increment Revenue Refunding and Improvement Bonds (Gravois Bluffs):
	NR	*	NR	*	$1,640	$—	$1,640	6.75% due 10/01/2015	$1,706	$—	$1,706
	NR	*	NR	*	4,000	—	4,000	7% due 10/01/2021	4,360	—	4,360

	AAA		Aaa		—	2,200	2,200	Saint Louis, Missouri, Airport Revenue Bonds (Airport Development Program), Series A, 5.625% due 7/01/2019(e)	—	2,483	2,483

Montana—0.4%	NR	*	A2		—	6,000	6,000	Montana State Higher Education, Student Assistance Corporation, Student Loan Revenue Refunding Bonds, AMT, Sub-Series B, 6.40% due 12/01/2032	—	6,358	6,358

Nevada—1.8%	AAA		Aaa		—	5,000	5,000	Clark County, Nevada, IDR (Power Company Project), AMT, Series A, 6.70% due 6/01/2022(e)	—	5,152	5,152

								Elko, Nevada, GO (Airport Improvement), AMT, Series B(f):
	AAA		Aaa		—	165	165	6.10% due 10/01/2014	—	188	188
	AAA		Aaa		—	245	245	6.30% due 10/01/2019	—	280	280
	AAA		Aaa		—	320	320	6.75% due 10/01/2024	—	371	371
	AAA		Aaa		—	225	225	7% due 10/01/2029	—	263	263

	NR	*	NR	*	3,000	—	3,000	Henderson, Nevada, Local Improvement Districts, Special Assessment, Series NO T-14, 5.80% due 3/01/2023	3,004	—	3,004

								Las Vegas, Nevada, Local Improvement Bonds, Special Assessment, Special Improvement District Number 808, Summerlin:
	NR	*	NR	*	1,775	—	1,775	5.875% due 6/01/2009	1,842	—	1,842
	NR	*	NR	*	2,045	—	2,045	6.125% due 6/01/2012	2,121	—	2,121
	NR	*	NR	*	2,285	—	2,285	6.25% due 6/01/2013	2,370	—	2,370

	AAA		Aaa		—	805	805	Nevada Housing Division, S/F Program, AMT, Senior Series E, 7.05% due 4/01/2027(b)	—	829	829

	NR	*	NR	*	2,000	—	2,000	Reno, Nevada, Special Assessment District Number 4 (Somerset Parkway), 6.625% due 12/01/2022	2,038	—	2,038

								Sparks, Nevada, Redevelopment Agency, Tax Allocation Revenue Refunding Bonds, Series A:
	AA		NR	*	3,110	—	3,110	6% due 1/15/2015	3,464	—	3,464
	AA		NR	*	6,315	—	6,315	6% due 1/15/2023	6,825	—	6,825

SAI-23

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

New Jersey—3.4%	CCC		B2		$825	$—	$825	Camden County, New Jersey, Pollution Control Financing Authority, Solid Waste Resource Recovery Revenue Refunding Bonds, AMT, Series B, 7.50% due 12/01/2009	$789	$—	$789

	NR	*	NR	*	3,300	—	3,300	New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest Village Inc. Facility), Series A, 7.25% due 11/15/2031	3,413	—	3,413

	AAA		Aaa		—	5,000	5,000	New Jersey EDA Revenue Refunding Bonds (RWJ Health Care Corporation), 6.50% due 7/01/2024(h)	—	5,302	5,302

	AAA		Aaa		—	3,680	3,680	New Jersey EDA, State Lease Revenue Bonds (State Office Buildings Projects), 6% due 6/15/2016(c)	—	4,288	4,288

								New Jersey Health Care Facilities Financing Authority Revenue Bonds:
	BB+		NR	*	3,000	—	3,000	(Pascack Valley Hospital Association), 6% due 7/01/2013	2,989	—	2,989
	NR	*	Baa1		—	3,130	3,130	(South Jersey Hospital), 6% due 7/01/2026	—	3,260	3,260

	AAA		Aaa		—	1,500	1,500	New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue Refunding Bonds, Series B, 6.25% due 11/01/2026(h)	—	1,613	1,613

								New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds(f)(g):
	NR	*	Aaa		10,000	—	10,000	DRIVERS, Series 155, 10.277% due 1/01/2018	12,822	—	12,822
	NR	*	Aaa		5,000	—	5,000	RIB, Series 315, 10.24% due 1/01/2018	6,411	—	6,411

								Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds:
	BBB		Baa2		—	5,000	5,000	6.75% due 6/01/2039	—	4,537	4,537
	BBB		Baa2		10,000	—	10,000	7% due 6/01/2041	9,378	—	9,378

New Mexico—0.6%	BBB-		Baa3		8,000	—	8,000	Farmington, New Mexico, PCR, Refunding (Public Service Company of San Juan), Series B, 6.30% due 12/01/2016	8,277	—	8,277

	AAA		Aaa		300	—	300	Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds (Evangelical Lutheran Project), 6.45% due 12/01/2017(h)	307	—	307

SAI-24

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

New Mexico (concluded)	AAA		NR	*	$250	$—	$250	New Mexico Mortgage Finance Authority Revenue Refunding Bonds, Mortgage-Backed Securities, Series F, 7% due 1/01/2026()(d)(e)(l)	$286	$—	$286

	AAA		Aaa		250	—	250	Santa Fe County, New Mexico, Correctional System Revenue Bonds, 6% due 2/01/2027(h)	309	—	309

New York—12.8%	AAA		Aaa		9,500	—	9,500	Metropolitan Transportation Authority, New York, Commuter Facilities, Service Contract Revenue Refunding Bonds, Series 8, 5.50% due 7/01/2013(h)(j)	11,322	—	11,322

	AAA		Aaa		10,000	—	10,000	Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds, Series A, 5.625% due 7/01/2007(f)(j)	11,606	—	11,606

	NR	*	NR	*	3,230	—	3,230	New York City, New York, City IDA, Civic Facility Revenue Bonds (Special Needs Facilities Pooled Program), Series C-1, 6% due 7/01/2012	3,252	—	3,252

	BB+		Ba2		4,050	—	4,050	New York City, New York, City IDA, Special Facility Revenue Bonds (British Airways PLC Project), AMT, 7.625% due 12/01/2032	3,564	—	3,564

	NR	*	Aaa		10,000	—	10,000	New York City, New York, City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, RIB, Series 158, 10.277% due 6/15/2026(f)(g)	12,362	—	12,362

	AAA		Aaa		3,000	—	3,000	New York City, New York, City Transit Authority, Triborough Metropolitan Transportation Authority, COP, 5.75% due 1/01/2020(c)	3,400	—	3,400

	AA+		Aa2		—	6,000	6,000	New York City, New York, City Transitional Finance Authority Revenue Bonds, Future Tax Secured, Series B, 6% due 11/15/2010	—	7,144	7,144

								New York City, New York, City Transitional Finance Authority Revenue Refunding Bonds, Series C:
	AA+		Aa2		8,000	—	8,000	Future Tax Secured, 5.875% due 11/01/2017	9,263	—	9,263
	AA+		Aa2		12,015	—	12,015	5.875% due 11/01/2015	13,974	—	13,974

								New York City, New York, GO, Refunding:
	AAA		Aaa		—	2,740	2,740	Series A, 6.50% due 5/15/2017(j)(n)	—	3,414	3,414
	AAA		Aaa		6,600	—	6,600	Series A, 6% due 5/15/2021(n)	7,569	—	7,569

SAI-25

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

New York (continued)	AAA		Aaa		$10,000	$10,075	$20,075	Series A, 6.25% due 5/15/2026(n)	$11,752	$11,840	$23,592
	AAA		Aaa		4,000	—	4,000	Series B, 8.25% due 6/01/2006(n)	4,722	—	4,722
	AAA		Aaa		4,000	—	4,000	Series C, 5.875% due 2/01/2016(e)	4,464	—	4,464
	AAA		Aaa		15,000	—	15,000	Series G, 5.75% due 2/01/2014(f)	16,492	—	16,492
	AAA		Aaa		1,000	—	1,000	Series H, 6% due 8/01/2017(n)	1,141	—	1,141

	AAA		Aaa		10,000	—	10,000	New York City, New York, GO, Series B, 5.875% due 8/01/2015(f)	11,667	—	11,667

	AA-		A1		—	1,500	1,500	New York State Dormitory Authority, Lease Revenue Bonds (State University Dormitory Facilities), Series A, 6.25% due 7/01/2020	—	1,751	1,751

	AAA		Aaa		—	750	750	New York State Dormitory Authority Revenue Bonds (New York University), Series A, 6% due 7/01/2019(f)	—	931	931

								New York State Dormitory Authority Revenue Refunding Bonds:
	NR	*	Aa3		—	3,560	3,560	(Concord Nursing Home Inc.), 6.25% due 7/01/2016	—	3,966	3,966
	NR	*	Aa3		—	2,500	2,500	(Concord Nursing Home Inc.), 6.50% due 7/01/2029	—	2,748	2,748
	BB		Ba1		—	3,000	3,000	(Mount Sinai Health), Series A, 6.50% due 7/01/2016	—	3,102	3,102
	BB		Ba1		—	3,950	3,950	(Mount Sinai Health), Series A, 6.50% due 7/01/2025	—	3,989	3,989
	AA-		A3		5,000	—	5,000	(State University Educational Facilities), Series A, 7.50% due 5/15/2013	6,667	—	6,667

	AAA		Aaa		3,350	—	3,350	New York State Environmental Facilities Corporation, State Clean Water and Drinking Revenue Bonds, Series B, 5.875% due 1/15/2019	3,857	—	3,857

	AA		NR	*	—	2,285	2,285	Oneida County, New York, IDA Revenue Bonds (Civic Facility-Faxton Hospital), Series C, 6.625% due 1/01/2015	—	2,695	2,695

	NR	*	NR	*	95	—	95	Suffolk County, New York, IDA, Civic Facility Revenue Bonds (Special Needs Facilities Pooled Program), Series D-1, 6% due 7/01/2012	96	—	96

								Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series A-1:
	AA-		NR	*	—	2,500	2,500	5.50% due 6/01/2015(n)	—	2,800	2,800
	AAA		NR	*	6,800	5,530	12,330	5.25% due 6/01/2021(c)	7,386	6,006	13,392
	AAA		NR	*	3,000	1,000	4,000	5.25% due 6/01/2022(c)	3,237	1,079	4,316

SAI-26

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

New York (concluded)	NR	*	NR	*	$705	$—	$705	Westchester County, New York, IDA, Civic Facilities Revenue Bonds (Special Needs Facilities Pooled Program), Series E-1, 6% due 7/01/2012	$710	$—	$710

	NR	*	NR	*	8,095	—	8,095	Westchester County, New York, IDA, Continuing Care Retirement, Mortgage Revenue Bonds (Kendal on Hudson Project), Series A, 6.50% due 1/01/2034	8,190	—	8,190

North Carolina—2.9%	AAA		Aaa		1,195	—	1,195	Bladen County, North Carolina, GO, 5.60% due 5/01/2018(h)	1,362	—	1,362

	AAA		Aaa		920	—	920	Brunswick County, North Carolina, COP, 6% due 6/01/2016(h)	1,077	—	1,077

	BBB		A3		500	—	500	Chatham County, North Carolina, Industrial Facilities and Pollution Control Financing Authority Revenue Bonds (Carolina Power and Light Company), 6.30% due 6/15/2014	509	—	509

	AAA		Aaa		1,000	—	1,000	Cumberland County, North Carolina, COP (Civic Center Project), Series A, 6.40% due 12/01/2004(c)(j)	1,095	—	1,095

	NR	*	Baa2		1,500	—	1,500	Haywood County, North Carolina, Industrial Facilities and Pollution Control Financing Authority Revenue Bonds (Champion International Corporation Project), AMT, 6.25% due 9/01/2025	1,564	—	1,564

	BBB		Baa2		2,000	—	2,000	Martin County, North Carolina, Industrial Facilities and Pollution Control Financing Authority Revenue Bonds (Solid Waste Disposal—Weyerhaeuser Company), AMT, 6.80% due 5/01/2024	2,101	—	2,101

	AA		Aa2		500	—	500	New Hanover County, North Carolina, Public Improvement, GO, 5.75% due 11/01/2015	585	—	585

								North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds:
	AAA		Aaa		1,500	—	1,500	Series B, 5.875% due 1/01/2021(f)	1,683	—	1,683
	BBB		Baa3		4,000	—	4,000	Series D, 6.75% due 1/01/2026	4,383	—	4,383

								North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds:
	AAA		Aaa		—	1,330	1,330	Series A, 6.50% due 1/01/2018(i)	—	1,719	1,719
	A		Baa3		—	4,440	4,440	Series D, 6.70% due 1/01/2019	—	5,000	5,000

SAI-27

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

North Carolina (concluded)								North Carolina HFA, S/F Revenue Bonds:
	AA		Aa2		$200	$—	$200	AMT, Series X, 6.70% due 9/01/2026	$206	$—	$206
	AA		Aa2		1,005	—	1,005	Series W, 6.50% due 3/01/2018	1,033	—	1,033

	NR	*	NR	*	2,500	—	2,500	North Carolina Medical Care Commission, Health Care Facilities, First Mortgage Revenue Bonds (Presbyterian Homes Project), 6.875% due 10/01/2021	2,715	—	2,715

	NR	*	NR	*	1,625	—	1,625	North Carolina Medical Care Commission, Retirement Facilities, First Mortgage Revenue Bonds (Forest at Duke Project), 6.375% due 9/01/2032	1,656	—	1,656

	AAA		Aaa		—	5,000	5,000	North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, Series A, 5.25% due 1/01/2018(f)	—	5,494	5,494

								North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Refunding Bonds, Series B:
	BBB+		Baa1		500	—	500	6.375% due 1/01/2013	573	—	573
	A		NR	*	1,080	—	1,080	6.375% due 1/01/2013	1,237	—	1,237
	BBB+		Baa1		—	5,000	5,000	6.50% due 1/01/2020	—	5,554	5,554
	A		NR	*	—	2,500	2,500	6.50% due 1/01/2020	—	2,777	2,777

	NR	*	A2		1,175	—	1,175	North Carolina State Educational Assistance Authority Revenue Bonds (Guaranteed Student Loan), AMT, Sub-lien, Series C, 6.35% due 7/01/2016	1,242	—	1,242

								Piedmont Triad Airport Authority, North Carolina, Airport Revenue Refunding Bonds, Series A(h)
	AAA		Aaa		1,000	—	1,000	6.375% due 7/01/2016	1,194	—	1,194
	AAA		Aaa		1,000	—	1,000	6% due 7/01/2024	1,140	—	1,140

	AAA		Aaa		1,000	—	1,000	Randolph County, North Carolina, COP, 5.75% due 6/01/2022(h)	1,117	—	1,117

Ohio—2.2%	NR	*	NR	*	1,000	—	1,000	Cuyahoga County, Ohio, Health Care Facilities Revenue Refunding Bonds (Benjamin Rose Institute Project), 5.50% due 12/01/2028	864	—	864

	AAA		Aaa		1,200	—	1,200	Huron County, Ohio, GO, Human Services Building, 7.25% due 12/01/2005(f)(j)	1,385	—	1,385

SAI-28

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Ohio (concluded)	NR	*	NR	*	$2,000	$—	$2,000	Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital), 6.125% due 12/01/2004(j)	$2,151	$—	$2,151

	BBB		Baa1		2,000	—	2,000	Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors Corp. Project), AMT, 6.75% due 7/01/2014	2,232	—	2,232

	AAA		Aaa		3,000	—	3,000	North Canton, Ohio, City School District GO, 6.70% due 12/01/2004(c)(j)	3,299	—	3,299

								Ohio HFA, Mortgage Revenue Bonds, AMT(d):
	NR	*	Aaa		950	—	950	Series A-1, 6.15% due 3/01/2029	1,006	—	1,006
	AAA		Aaa		300	—	300	Series B-2, 6.70% due 3/01/2025	311	—	311

	NR	*	Aaa		7,510	—	7,510	Ohio HFA, Residential Mortgage Revenue Bonds, Series A-1, 6.35% due 9/01/2031(d)	8,022	—	8,022

	AAA		Aaa		8,000	—	8,000	Ohio State Air Quality Development Authority Revenue Refunding Bonds (Dayton Power & Light Company), Series B, 6.40% due 8/15/2027(f)	8,190	—	8,190

	AAA		Aaa		1,000	—	1,000	Ohio State Water Development Authority, Pollution Control Facilities Revenue Refunding Bonds (Pennsylvania Power Co. Project), 6.15% due 8/01/2023(c)	1,065	—	1,065

	AAA		Aaa		3,005	—	3,005	Toledo-Lucas County, Ohio, Lodging Tax Revenue Refunding Bonds (Convention Center Project), 5.70% due 10/01/2015(f)	3,393	—	3,393

	NR	*	Aa3		1,000	—	1,000	Toledo-Lucas County, Ohio, Port Authority Revenue Refunding Bonds (Cargill Inc. Project), 5.90% due 12/01/2015	1,023	—	1,023

	AAA		Aaa		2,000	—	2,000	Westerville, Ohio, Minerva Park and Blendon Township, Joint Hospital District Revenue Refunding Bonds (Saint Ann’s Hospital), Series B, 7% due 9/15/2003(c)(j)	2,025	—	2,025

Oregon—0.6%								Forest Grove, Oregon, Campus Improvement Revenue Refunding Bonds (Pacific University)(m):
	AA		NR	*	250	—	250	6% due 5/01/2015	280	—	280
	AA		NR	*	250	—	250	6.20% due 5/01/2020	279	—	279

SAI-29

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Oregon (concluded)	AAA		Aaa		$2,485	$—	$2,485	Jackson County, Oregon, Central Point School District Number 006, GO, 5.75% due 6/15/2017(e)	$2,857	$—	$2,857

								Oregon State Housing and Community Services Department, Mortgage Revenue Refunding Bonds (S/F Mortgage Program), Series A:
	NR	*	Aa2		250	—	250	6.40% due 7/01/2018	259	—	259
	NR	*	Aa2		105	—	105	AMT, 6.20% due 7/01/2027	111	—	111

	NR	*	Aaa		500	—	500	Portland, Oregon, M/F Housing Authority Revenue Bonds (Lovejoy Station Apartments Project), AMT, 5.90% due 7/01/2023(f)	530	—	530

	NR	*	Aaa		500	—	500	Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386, 10.16% due 8/01/2020(e)(g)	708	—	708

	NR	*	Aaa		3,190	—	3,190	Portland, Oregon, Urban Renewal and Redevelopment Revenue Bonds (South Park Blocks), Series A, 5.75% due 6/15/2018(c)	3,651	—	3,651

	NR	*	Aaa		1,000	—	1,000	Portland, Oregon, Urban Renewal and Redevelopment Revenue Refunding Bonds (Downtown Waterfront), Series A, 5.75% due 6/15/2018(c)	1,144	—	1,144

Pennsylvania—0.9%	AAA		Aaa		2,220	—	2,220	Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds, 5.75% due 12/01/2017(f)	2,561	—	2,561

	A		NR	*	4,000	—	4,000	Pennsylvania State Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania Medical Center Health System), Series A, 6% due 1/15/2031	4,230	—	4,230

	NR	*	NR	*	1,265	—	1,265	Philadelphia, Pennsylvania, Authority for IDR, Commercial Development, AMT, 7.75% due 12/01/2017	1,294	—	1,294

	A-		NR	*	5,750	—	5,750	Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031	5,995	—	5,995

Rhode Island—1.1%	AA+		Aa2		8,075	—	8,075	Rhode Island Housing and Mortgage Finance Corporation Revenue Bonds, DRIVERS, AMT, Series 156, 10.539% due 4/01/2029(g)	8,794	—	8,794

SAI-30

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Rhode Island (concluded)	AAA		Aaa		$6,815	$—	$6,815	Rhode Island State Economic Development Corporation, Airport Revenue Bonds, Series B, 6% due 7/01/2028(e)	$7,771	$—	$7,771

	AA		NR	*	1,000	—	1,000	Rhode Island State Economic Development Corporation Revenue Bonds (Providence Place Mall), 6.125% due 7/01/2020(m)	1,127	—	1,127

South Carolina—1.4%	A		A2		—	5,000	5,000	Lexington County, South Carolina, Health Services District Inc., Hospital Revenue Refunding and Improvement Bonds, 5.50% due 11/01/2032	—	5,179	5,179

								Medical University, South Carolina, Hospital Authority, Hospital Facility Revenue Refunding Bonds:
	BBB+		Baa2		—	2,450	2,450	6.50% due 8/15/2032	—	2,606	2,606
	BBB+		Baa2		5,400	—	5,400	Series A, 6.375% due 8/15/2027	5,695	—	5,695

								Piedmont Municipal Power Agency, South Carolina, Electric Revenue Refunding Bonds(e):
	AAA		Aaa		—	3,000	3,000	6.75% due 1/01/2019	—	3,881	3,881
	AAA		Aaa		—	1,890	1,890	Series A, 6.50% due 1/01/2014	—	2,364	2,364
	AAA		Aaa		—	320	320	Series A, 6.50% due 1/01/2014(i)	—	409	409

	BBB		Baa2		—	3,000	3,000	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Revenue Bonds, Series B, 6.375% due 5/15/2030	—	2,613	2,613

South Dakota—0.3%	NR	*	Aaa		3,750	—	3,750	Pierre, South Dakota, School District Number 32-2, GO, 5.75% due 8/01/2020(h)	4,256	—	4,256

Tennessee—1.8%								Chattanooga, Tennessee, Industrial Development Board, Lease Rent Revenue Bonds (Southside Redevelopment Corporation)(c):
	AAA		Aaa		4,485	—	4,485	5.75% due 10/01/2017	5,167	—	5,167
	AAA		Aaa		3,740	—	3,740	5.75% due 10/01/2018	4,287	—	4,287

	BB+		Ba1		4,950	—	4,950	McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling Facility-Calhoun Newsprint), AMT, 7.40% due 12/01/2022	4,903	—	4,903

	AA		Aa2		5,000	—	5,000	Metropolitan Government of Nashville and Davidson County, Tennessee, GO, 5.875% due 5/15/2026	5,518	—	5,518

SAI-31

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Tennessee (concluded)	NR	*	NR	*	$2,000	$—	$2,000	Metropolitan Knoxville, Tennessee, Airport Authority, Special Purpose Revenue Bonds (Northwest Airlines Inc. Project), AMT, 8% due 4/01/2032	$1,530	$—	$1,530

	A-		Baa1		3,800	3,500	7,300	Shelby County, Tennessee, Health, Educational and Housing Facility Board, Hospital Revenue Refunding Bonds (Methodist Healthcare), 6.50% due 9/01/2026	4,185	3,855	8,040

Texas—12.6%								Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises Inc.), First Tier, Series A:
	BBB-		Baa3		4,300	—	4,300	6.60% due 1/01/2021	4,587	—	4,587
	BBB-		Baa3		2,300	—	2,300	6.70% due 1/01/2028	2,453	—	2,453

	A+		Aa3		—	6,740	6,740	Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises Inc.), Trust Certificates, Second Tier, Series B, 6% due 1/01/2023	—	7,382	7,382

	AAA		Aaa		5,300	5,330	10,630	Austin, Texas, Revenue Bonds (Town Lake Community Events Center Venue), 6.20% due 11/15/2029(e)	6,200	6,235	12,435

								Bexar County, Texas, Health Facilities Development Corporation Revenue Refunding Bonds (Army Retirement Residence Project):
	BBB-		NR	*	600	—	600	6.125% due 7/01/2022	622	—	622
	BBB-		NR	*	1,750	—	1,750	6.30% due 7/01/2032	1,823	—	1,823

								Brazos River Authority, Texas, PCR, Refunding, AMT:
	BBB		Baa2		—	5,000	5,000	(TXU Electric Company Project), Series A, 4.95% due 10/01/2030	—	5,092	5,092
	BBB		Baa2		—	1,500	1,500	(TXU Electric Company Project), Series C, 5.75% due 5/01/2036	—	1,569	1,569
	BBB		Baa2		—	2,280	2,280	(Texas Utility Company), Series A, 7.70% due 4/01/2033	—	2,549	2,549

	BBB-		Ba1		4,250	—	4,250	Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant Energy Inc. Project), Series B, 7.75% due 12/01/2018	4,594	—	4,594

	A-		A3		—	3,700	3,700	Brazos River, Texas, Harbor Navigation District, Brazoria County Environmental Revenue Refunding Bonds (Dow Chemical Company Project), AMT, Series A-7, 6.625% due 5/15/2033	—	3,941	3,941

SAI-32

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Texas (continued)	AAA		NR	*	$1,415	$—	$1,415	Cameron County, Texas, Housing Finance Corporation, S/F Mortgage Revenue Refunding Bonds, Series B-1, 6.75% due 9/01/2025(d)(l)	$1,475	$—	$1,475

	AAA		Aaa		—	1,680	1,680	Central Texas Housing Finance Corporation, S/F Mortgage Revenue Bonds (GNMA Mortgage Program), AMT, 8.20% due 6/28/2017(d)	—	1,744	1,744

	AAA		NR	*	10,125	8,125	18,250	Dallas-Fort Worth, Texas, International Airport Revenue Bonds, DRIVERS, AMT, Series 201, 10.64% due 11/01/2024(e)(g)	12,114	9,721	21,835

	AA		NR	*	1,260	—	1,260	Fort Bend County, Texas, Municipal Utility District Number 23, GO, 6.625% due 9/01/2024	1,444	—	1,444

	AA+		Aa1		1,400	—	1,400	Fort Worth, Texas, Certificates of Obligation, GO, 6.25% due 3/01/2021	1,499	—	1,499

								Gregg County, Texas, Health Facilities Development Corporation, Hospital Revenue Bonds (Good Shepherd Medical Center Project):
	AA		NR	*	1,000	—	1,000	6.875% due 10/01/2020(m)	1,196	—	1,196
	AA		NR	*	—	3,500	3,500	6.375% due 10/01/2025	—	3,983	3,983

	BBB		Baa2		—	2,465	2,465	Gulf Coast, Texas, Waste Disposal Authority Revenue Refunding Bonds (International Paper Company), AMT, Series A, 6.10% due 8/01/2024	—	2,547	2,547

								Harris County, Texas, Health Facilities Development Corporation Revenue Refunding Bonds:
	NR	*	Aa3		1,000	—	1,000	RITR, Series 6, 9.795% due 12/01/2027(g)(i)	1,355	—	1,355
	A1+		NR	*	—	8,400	8,400	(Methodist Hospital), VRDN, 1% due 12/01/2032(a)	—	8,400	8,400
	AA-		NR	*	—	2,500	2,500	(Saint Luke’s Episcopal Hospital), Series A, 5.625% due 2/15/2017	—	2,702	2,702

	A-		A3		1,000	835	1,835	Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor), AMT, 6.95% due 4/01/2030	1,123	938	2,061

	BBB-		Ba1		8,080	—	8,080	Matagorda County, Texas, Navigation District Number 1 Revenue Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029	8,764	—	8,764

SAI-33

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

					Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Texas (continued)	BBB		Baa2		$—	$7,350	$7,350	Matagorda County, Texas, Port of Bay City Authority Revenue Bonds (Hoechst Celanese Corp. Project), AMT, 6.50% due 5/01/2026(a)	$—	$7,632	$7,632

	AAA		Aaa		1,000	—	1,000	Pflugerville, Texas, Independent Industrial School District, GO, 5.75% due 8/15/2020	1,130	—	1,130

	BB-		Ba3		4,825	—	4,825	Port Corpus Christi, Texas, Individual Development Corporation, Environmental Facilities Revenue Bonds (Citgo Petroleum Corporation Project), AMT, 8.25% due 11/01/2031	4,963	—	4,963

	BBB		Baa2		2,495	—	2,495	Red River Authority, Texas, PCR, Refunding (Celanese Project), Series A, 6.45% due 11/01/2030	2,644	—	2,644

	AA		NR	*	1,000	—	1,000	Red River, Texas, Education Finance Revenue Bonds (Saint Mark’s School-Texas Project), 6% due 8/15/2019	1,100	—	1,100

	NR	*	Aaa		730	5,740	6,470	South Plains, Texas, Housing Finance Corporation, S/F Mortgage Revenue Bonds, AMT, Series A, 7.30% due 9/01/2031	831	6,535	7,366

								Southeast Texas, Housing Finance Corporation Revenue Bonds, AMT(d)(o):
	NR	*	Aaa		1,100	—	1,100	Series A, 8% due 11/01/2025	1,197	—	1,197
	NR	*	Aaa		475	—	475	Series B, 8.50% due 11/01/2025	498	—	498

								Texas State, GO, Veterans’ Housing Assistance Fund II, AMT, Series A:
	AA		Aa1		800	—	800	7% due 8/01/2004	832	—	832
	AA		Aa1		—	1,790	1,790	7% due 8/01/2004	—	1,862	1,862

	AA		NR	*	805	—	805	Texas State, GO, Water Development Board, 7% due 8/01/2004(j)	857	—	857

								Texas State Public Finance Authority, Building Revenue Bonds(h):
	AAA		Aaa		2,100	—	2,100	(General Services Commission Project), Series A, 6% due 2/01/2020	2,425	—	2,425
	AAA		Aaa		1,000	—	1,000	(State Preservation Project), Series B, 6% due 8/01/2015	1,171	—	1,171

	NR	*	Baa3		1,750	—	1,750	Texas State Student Housing Corporation, Student Housing Revenue Bonds (Midwestern State University Project), 6.50% due 9/01/2034	1,709	—	1,709

SAI-34

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

			Face Amount				Value
State	S&P Ratings++	Moody’s Ratings++	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Texas (concluded)	AAA	Aaa	$48,000	$—	$48,000	Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier, Series A, 5.75% due 8/15/2038(c)	$54,048	$—	$54,048

	AAA	Aaa	4,930	—	4,930	Upper Trinity Regional Water District, Texas, Water Revenue Bonds (Regional Treated Water Supply System), Series A, 6% due 8/01/2020(e)	5,721	—	5,721

	AAA	Aaa	—	2,305	2,305	Webster, Texas, GO, COP, Series A, 6% due 3/01/2021(h)	—	2,656	2,656

Utah—0.8%	AAA	Aaa	12,000	—	12,000	Weber County, Utah, Municipal Building Authority, Lease Revenue Bonds, 7.50% due 12/15/2004(j)	13,356	—	13,356

Virginia—0.5%	BBB+	A3	2,425	—	2,425	Chesterfield County, Virginia, IDA, PCR (Virginia Electric and Power Company), Series B, 5.875% due 6/01/2017	2,586	—	2,586

	BBB-	Baa3	4,900	—	4,900	Mecklenburg County, Virginia, IDA, Exempt Facility Revenue Refunding Bonds (UAE LP Project), 6.50% due 10/15/2017	5,072	—	5,072

Washington—1.3%	AAA	Aaa	2,065	—	2,065	Kitsap County, Washington, GO, 5.875% due 7/01/2020(c)	2,365	—	2,365

	AAA	Aaa	3,000	—	3,000	Port Seattle, Washington, Special Facilities Revenue Bonds, Series A, 6% due 9/01/2029(f)	3,469	—	3,469

	AAA	Aaa	3,010	—	3,010	Seattle, Washington, Drain and Wastewater Utility Revenue Bonds, 5.75% due 11/01/2022(f)	3,371	—	3,371

	NR*	NR*	2,500	2,500	5,000	Seattle, Washington, Housing Authority, Housing Revenue Bonds (Replacement Housing Project), 6.125% due 12/01/2032	2,526	2,526	5,052

	AAA	NR*	—	3,875	3,875	Tacoma, Washington, Electric System Revenue Refunding Bonds, RIB, Series 512X, 10.23% due 1/01/2017(h)(g)	—	4,907	4,907

	AAA	Aaa	1,625	—	1,625	University of Washington, University Revenue Bonds (Student Facilities Fee), 5.875% due 6/01/2017(h)	1,880	—	1,880

SAI-35

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

				Face Amount				Value
State	S&P Ratings++	Moody’s Ratings++		National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

West Virginia—0.9%	BBB	Baa2		$7,500	$—	$7,500	Upshur County, West Virginia, Solid Waste Disposal Revenue Bonds (TJ International Project), AMT, 7% due 7/15/2025	$8,148	$—	$8,148

	AAA	Aaa		—	6,050	6,050	West Virginia State Housing Development Fund, Housing Finance Revenue Bonds, Series A, 6.20% due 5/01/2018	—	6,615	6,615

Wisconsin—1.4%	NR*	Aaa		2,050	—	2,050	Waterford, Wisconsin, Graded Joint School District Number 1, GO, Refunding, 5.75% due 4/01/2018(e)(h)	2,343	—	2,343

	AA	Aa2		6,585	—	6,585	Wisconsin Housing and EDA, Home Ownership Revenue Refunding Bonds, RITR, AMT, Series 18, 10.562% due 9/01/2028(g)	7,060	—	7,060

	AAA	Aaa		7,265	—	7,265	Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026(f)	8,071	—	8,071

							Wisconsin State Health and Educational Facilities Authority Revenue Bonds (Synergyhealth Inc.):
	BBB+	NR*		3,250	—	3,250	6% due 11/15/2023	3,339	—	3,339
	BBB+	NR*		—	1,700	1,700	6% due 11/15/2032	—	1,736	1,736

Wyoming—1.1%	AAA	Aaa		8,400	—	8,400	Sweetwater County, Wyoming, PCR, Refunding (Idaho Power Company Project), Series A, 6.05% due 7/15/2026(f)	9,474	—	9,474

	BB+	Ba3		4,000	5,000	9,000	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024	3,715	4,643	8,358

Guam—0.0%	AAA	NR	*	115	—	115	Guam Housing Corporation, S/F Mortgage Revenue Bonds, AMT, Series A, 5.75% due 9/01/2031(o)	126	—	126

Puerto Rico—2.4%							Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Bonds:

	A-	Baa2		8,045	—	8,045	5.75% due 7/01/2022	8,841	—	8,841
	AAA	Aaa		2,000	—	2,000	Series B, 5.875% due 7/01/2021(f)	2,318	—	2,318
	A	Baa1		1,000	—	1,000	Series B, 6% due 7/01/2026	1,079	—	1,079

SAI-36

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (continued)

				Face Amount				Value
State	S&P Ratings++		Moody’s Ratings++	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined	Municipal Bonds	National Portfolio	Municipal Fund Accumulation Program	Pro Forma National Portfolio Combined

Puerto Rico (concluded)							Puerto Rico Commonwealth, Public Improvement, GO(f):
	AAA		Aaa	$4,145	$—	$4,145	5.75% due 7/01/2020	$4,963	$—	$4,963
	AAA		Aaa	785	—	785	Refunding, 5.70% due 7/01/2020	897	—	897

	AAA		Aaa	800	—	800	Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES, Series T, 5.80% due 7/01/2004(g)(h)(j)	909	—	909

	NR	*	Aa2	2,000	—	2,000	Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue Bonds (Ascension Health), RIB, Series 377, 10.99% due 11/15/2030(g)	2,467	—	2,467

							Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds, Series E:
	BBB+		Baa3	2,750	—	2,750	5.70% due 8/01/2025	2,939	—	2,939
	BBB+		Baa3	3,995	—	3,995	5.50% due 8/01/2029	4,242	—	4,242
	BBB+		Baa3	1,000	—	1,000	5.75% due 8/01/2030	1,089	—	1,089

	NR	*	Aaa	—	7,770	7,770	Puerto Rico Public Finance Corporation Revenue Bonds, RIB, Series 519X, 9.794% due 8/01/2018(f)(g)	—	9,765	9,765

Virgin Islands—0.5%	BBB-		Baa3	8,000	—	8,000	Virgin Islands Government Refinery Facilities Revenue Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021	8,168	—	8,168

							Total Municipal Bonds (Cost—$1,489,096)—97.9%	1,186,321	399,544	1,585,865

				Shares Held			Short-Term Securities

				23,423	—	23,423	Merrill Lynch Institutional Tax-Exempt Fund**	23,423	—	23,423

							Total Short-Term Securities (Cost—$23,423)—1.5%	23,423	—	23,423

							Total Investments (Cost—$1,512,519)—99.4%	1,209,744	399,544	1,609,288
							Other Assets Less Liabilities—0.6%	13,939	(3,641)	8,566	#

							Net Assets—100.0%	$1,223,683	$395,903	$1,617,854

(a)	The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2003.
(b)	FHA Insured.
(c)	AMBAC Insured.

SAI-37

Combined Schedule of Investments for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (concluded)

(d)	GNMA Collateralized.
(e)	FGIC Insured.
(f)	MBIA Insured.
(g)	The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2003.
(h)	FSA Insured.
(i)	Escrowed to maturity.
(j)	Prerefunded.
(k)	Non-income producing security.
(l)	FNMA Collateralized
(m)	Radian Insured.
(n)	XL Capital Insured.
(o)	FHLMC Collateralized.
(p)	Connie Lee Insured.
*	Not Rated.
**	Investments in companies considered to be an affiliate of the Fund (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

		(In Thousands)

Fund Name	Affiliate	Net Activity	Dividend Income

National Portfolio	Merrill Lynch Institutional Tax-Exempt Fund	23,423	$288

+	Highest short-term rating by Moody’s Investors Service, Inc.
++	Ratings of issues shown are unaudited
#	Reflects Pro Forma adjustments to the Statement of Assets and Liabilities.

See Notes to Pro Forma Financial Statements.

Portfolio Abbreviations
To simplify the listings of the portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.
AMT	Alternative Minimum Tax (subject to)
BAN	Bond Anticipation Notes
CARS	Complementary Auction Rate Securities
COP	Certificates of Participation
DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDA	Economic Development Authority
EDR	Economic Development Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDR	Industrial Development Revenue Bonds
INFLOS	Inverse Floating Rate Municipal Bonds
M/F	Multi-Family
PCR	Pollution Control Revenue Bonds
RAW	Revenue Anticipation Warrants
RIB	Residual Interest Bonds
RITR	Residual Interest Trust Receipts
S/F	Single-Family
STRIPES	Short-Term Inverse Payment Exempt Securities
TAN	Tax Anticipation Notes
VRDN	Variable Rate Demand Notes

SAI-38

Combined Statements of Assets and Liabilities for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited)

	National Portfolio	Municipal Fund Accumulation Program	Adjustments(1)	Pro Forma National Portfolio Combined
Assets:
Investments, at value*	$1,209,743,580	$399,544,037		$1,609,287,617
Cash	61,836	22,838		84,674
Receivables:
Interest	20,120,045	6,660,219		26,780,264
Securities sold	11,923,574	452,683		12,376,257
Capital shares sold	509,597	—		509,597
Dividends	558	—		558
Prepaid registration fees and other assets	173,192	12,811		186,003

Total assets	1,242,532,382	406,692,588	—	1,649,224,970

Liabilities:
Payables:
Securities purchased	14,153,114	10,077,001		24,230,115
Dividends to shareholders	1,374,901	—	$1,520,701	2,895,602
Capital shares redeemed	2,396,361	359,234		2,755,595
Investment adviser	463,805	159,136		622,941
Distributor	284,208	—		284,208
Other affiliates	107,876	2,250		110,126
Accrued expenses and other liabilities	68,971	191,608	212,000	472,579

Total liabilities	18,849,236	10,789,229	1,732,701	31,371,166

Net Assets:
Net Assets	$1,223,683,146	$395,903,359	$(1,732,701)	$1,617,853,804

Net Assets Consist of:
Class A Common Stock, $.10 par value, 375,000,000 shares authorized	1,898,452	—		1,898,452
Class B Common Stock, $.10 par value, 375,000,000 shares authorized	3,052,386	—		3,052,386
Class C Common Stock, $.10 par value, 375,000,000 shares authorized	739,319	—		739,319
Class I Common Stock, $.10 par value, 375,000,000 shares authorized	5,924,408	—	3,750,416	9,674,824
Common Stock, $.01 par value, 100,000,000 shares authorized	—	226,753	(226,753)	—
Paid-in capital in excess of par	1,181,699,725	402,280,441	(3,735,663)	1,580,244,503
Undistributed investment income—net	733,857	786,844	(1,520,701)	—
Accumulated realized capital losses on investments—net	(41,233,964)	(33,291,185)		(74,525,149)
Unrealized appreciation on investments—net	70,868,963	25,900,506		96,769,469

Net assets	$1,223,683,146	$395,903,359	$(1,732,701)	$1,617,853,804

SAI-39

Combined Statements of Assets and Liabilities for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

As of June 30, 2003 (unaudited) (concluded)

	National Portfolio	Municipal Fund Accumulation Program	Adjustments(1)	Pro Forma National Portfolio Combined
Net Asset Value:
Class A:
Net assets	$200,108,040		$(120,007)	$199,988,033

Shares outstanding	18,984,524			18,984,524

Net Asset Value	$10.54			$10.53

Class B:
Net assets	$321,477,018		$(192,794)	$321,284,224

Shares outstanding	30,523,856			30,523,856

Net Asset Value	$10.53			$10.53

Class C:
Net Assets	$77,906,185		$(46,721)	$77,859,464

Shares outstanding	7,393,187			7,393,187

Net Asset Value	$10.54			$10.53

Class I:
Net Assets	$624,191,903	$395,903,359	$(1,373,179)	$1,018,722,083

Shares outstanding	59,244,079	22,675,312	14,828,849	96,748,240

Net Asset Value	$10.54	$17.46		$10.53

* Identified cost	$1,138,874,617	$373,643,531		$1,512,518,148

(1)	Reflects the charge for estimated Reorganizational expenses and the related book/tax difference of $212,000 attributable to Municipal Fund Accumulation Program and assumes the distribution of undistributed net investment income of $1,520,701, of which $733,857 is attributable to the National Portfolio and $786,844 is attributable to Municipal Fund Accumulation Program. The estimated Reorganizational expenses of $112,000 attributable to the National Portfolio will be paid for by Fund Asset Management, L.P. Also reflects the capitalization adjustments giving the effect of the transfer of shares of National Portfolio the Municipal Fund Accumulation Program shareholders will receive as if the Reorganization had taken place on June 30, 2003. The foregoing should not be relied upon to reflect the number of shares of National Portfolio that actually will be received on or after such date.

See Notes to Pro Forma Financial Statements.

SAI-40

Pro Forma Combined Statement of Operations for

the National Portfolio of the Merrill Lynch Municipal Bond Fund, Inc. and

The Municipal Fund Accumulation Program, Inc.

For the Twelve Months Ended June 30, 2003 (unaudited)

	National Portfolio	Municipal Fund Accumulation Program	Adjustments (1)	Pro Forma National Portfolio Combined
Investment Income:
Interest	$73,126,777	$23,352,071	—	$96,478,848
Dividends	287,961	—	—	287,961

Total income	73,414,738	23,352,071	—	96,766,809

Expenses:
Investment advisory fees	5,902,334	1,975,256	$(98,764)	7,778,826
Account maintenance and distribution fees—Class B	2,624,333	—	—	2,624,333
Transfer agent fees—Class I (2)	293,684	729,687	(150,695)	872,676
Account maintenance and distribution fees—Class C	559,858	—	—	559,858
Accounting services	378,514	128,670	(37,241)	469,943
Account maintenance fees—Class A	452,203	—	—	452,203
Transfer agent fees—Class B	191,135	—	—	191,135
Professional fees	96,660	45,022	(43,254)	98,428
Custodian fees	75,441	24,031	(6,932)	92,540
Printing and shareholder reports	71,893	49,797	(36,281)	85,409
Transfer agent fees—Class A	83,196	—	—	83,196
Registration fees	77,996	30,077	(30,077)	77,996
Pricing fees	55,763	18,264	(17,527)	56,500
Transfer agent fees—Class C	37,907	—	—	37,907
Director's fees and expenses	20,920	12,176	(8,352)	24,744
Other	44,092	28,290	(21,434)	50,948

Total expenses	10,965,929	3,041,270	(450,557)	13,556,642

Waiver of expenses	(51,630)	(62)	—	(51,692)

Total expenses after waiver	10,914,299	3,041,208	(450,557)	13,504,950

Investment income—net	62,500,439	20,310,863	450,557	83,261,859

Realized and Unrealized Gain on Investments—Net:
Realized gain (loss) from investments—net	23,064,897	(419,459)	—	22,645,438
Change in unrealized appreciation on investments—net	8,215,548	8,262,981	—	16,478,529

Total realized and unrealized gain on investments—net	31,280,445	7,843,522	—	39,123,967

Net Increase in Net Assets Resulting from Operations	$93,780,884	$28,154,385	$450,557	$122,385,826

(1)	Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of accounting, legal, printing and other services.
(2)	Municipal Accumulation Program does not have Class designations.

See Notes to Pro Forma Financial Statements.

SAI-41

MERRILL LYNCH MUNICIPAL BOND FUND, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (unaudited)

1. Significant Accounting Policies:

Merrill Lynch Municipal Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is comprised of three separate Portfolios: the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the period presented. All such adjustments are of a normal, recurring nature for a Reorganization. The National Portfolio offers four classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund’s financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments—Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund’s pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counter-party. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments—The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets.

•	Financial futures contracts—The Fund’s Portfolios may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios will deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

SAI-42

MERRILL LYNCH MUNICIPAL BOND FUND, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (unaudited)—(Continued)

(c) Income taxes—It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

(e) Prepaid registration fees—Prepaid registration fees are charged to expenses as the related shares are issued.

(f) Dividends and distributions—Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses—Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.

(h) Reclassification—Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year’s permanent book/tax differences for the Portfolio of $8,565 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. (“FAMD” or the “Distributor”), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund’s portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the National Portfolio pays FAM at the end of each month a fee based on the aggregate average daily value of the three combined Portfolios’ net assets at the following rates: .50% of the Fund’s average daily net assets not exceeding $250 million and .475% of average daily net assets in excess of $250 million. For the twelve months ended June 30, 2003, FAM reimbursed $51,630 and $62 for the Portfolio and the Municipal Fund Accumulation Program (the “Program”), respectively.

Pursuant to the Distribution Plan adopted by the National Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940, the National Portfolio pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Account Maintenance Fee	Distribution Fee
Class A	.25%	—
Class B	.25%	.50%
Class C	.25%	.55%

SAI-43

MERRILL LYNCH MUNICIPAL BOND FUND, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (unaudited)—(Concluded)

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of ML & Co., also provides account maintenance and distribution services to the National Portfolio. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class I shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the twelve months ended June 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the National Portfolio’s Class A and Class I Shares as follows:

	FAMD	MLPF&S
Class A	$15,390	$125,755
Class I	$9,537	$81,840

For the twelve months ended June 30, 2003, MLPF&S received from the National Portfolio contingent deferred sales charges of $355,259 and $25,394 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received from the National Portfolio contingent deferred sales charges of $2,206 and $5,348 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.

Financial Data Services, Inc. (“FDS”), a wholly owned subsidiary of ML & Co., is the Fund’s transfer agent.

For the twelve months ended June 30, 2003, FAM was reimbursed $37,000 and $9,301 from the National Portfolio and the Program, respectively, for certain accounting services.

Certain officers and/or directors of the National Portfolio and the Program are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

SAI-44

PART C

OTHER INFORMATION

Item 15. Exhibits.

1(a)

—     Articles of Incorporation (incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, filed October 31, 1980 (Post-Effective Amendment No. 4)).

(b)

—     Articles of Amendment (incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, filed October 12, 1988 (Post-Effective Amendment No. 13)).

(c)

—     Articles Supplementary to the Articles of Incorporation increasing the authorized capital stock of the Insured Portfolio (incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A, filed October 29, 1990 (Post-Effective Amendment No. 15)).

(d)

—     Articles Supplementary to the Articles of Incorporation establishing Class B Common Stock of Limited Maturity Portfolio (incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 16, filed September 1, 1992).

(e)	— Articles of Amendment to Articles Supplementary renaming issued and outstanding shares of capital stock, dated October 4, 2001.
(f)	— Articles of Amendment designating Class A Common Stock into Class I Common Stock and Class D Common Stock into Class A Common Stock, dated March 21, 2003.
2	— By-Laws (incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 13).
3	— Inapplicable.
4	— Advisory Agreement between Registrant and Fund Asset Management, Inc. (incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 4).
5	— Form of Unified Distribution Agreement between Registrant and FAM Distributors, Inc. (the “Distributor”).
6	— Inapplicable.
7

—     Form of Custodian Agreement between Registrant and The Bank of New York dated October 26, 2001. Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of The Asset Program, Inc. (File No. 33-53887), filed on March 21, 2002.

8(a)

—     Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Insured Portfolio of Registrant and Financial Data Services, Inc. (incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 13).

(b)

—     Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between National Portfolio of Registrant and Financial Data Services, Inc. (incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 13).

(c)

—     Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Limited Maturity Portfolio of Registrant and Financial Data Services, Inc. (incorporated by reference to Post-Effective Amendment No. 13).

(d)

—     Amended Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the fund and Financial Data Services, Inc. (incorporated by reference to Post-Effective Amendment No. 28).

(e)

—     Amended and Restated Credit Agreement between the Registrant and a syndicate of banks (incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973) filed on December 14, 2000.)

(f)

—     Form of Second Amended and Restated Credit Agreement between the Registrant and a syndicate of banks and certain other parties. (Incorporated by reference to Exhibit (b)(2) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 14, 2001.)

(g)

—     Form of Third Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties. (Incorporated by reference to Exhibit 7b(3) of the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 13, 2002.

(h)

—     Form of Fourth Amended and Restated Credit Agreement between the Fund and a syndicate of banks and certain other parties. (Incorporated by reference to Exhibit 8(c)(4) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Global Growth Fund, Inc. (File No. 333-32899), filed on December 4, 2003.)

(i)

—     Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company (incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001).

9	— Opinion and Consent of Rogers & Wells LLP (incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 25, filed October 29, 1999).
10(a)	— Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
(b)	— Consent of Deloitte & Touche LLP, independent auditors for the Program.
11	— Inapplicable.
12(a)

—     Letter from Fund Asset Management, Inc. with respect to the purchase of 10,257 shares of Registrant’s Common Stock (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, filed August 10, 1979).

(b)

—     Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant’s Class C and Class D Common Stock of the Insured Portfolio (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 20).

(c)

—     Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant’s Class C and Class D Common Stock of the National Portfolio (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 20).

(d)

—     Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant’s Class C and Class D Common Stock of the Limited Maturity Portfolio (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 20).

13(a)

—     Amended and Restated Class A Distribution Plan of Registrant (incorporated by reference to Exhibit 13(a) to Post-Effective Amendment No. 36 to the Registration Statement on Form N1-A of Merrill Lynch Pacific Fund (File No. 2-56978) filed on April 17, 2003.

(b)

—     Amended and Restated Class B Distribution Plan of Registrant (incorporated by reference to Exhibit 13 to the Registration Statement on Form N1-A of Merrill Lynch Mid Cap Growth Fund, Inc. (File No. 333-42020) Filed on July 1, 2000).

(c)

—     Form of Class C Distribution Plan of Registrant (incorporated by reference to the Registration Statement on Form N1-A of Merrill Lynch Mid Cap Growth Fund, Inc. (File No. 333-42020) Filed on July 1, 2000).

14

—     Merrill Lynch Select Pricing System Plan pursuant to Rule 18f-3 (incorporated by reference to Exhibit 13(a) to Post-Effective Amendment No. 36 to the Registration Statement on Form N1-A of Merrill Lynch Pacific Fund (File No. 2-56978) filed on April 17, 2003.

15

—     Code of Ethics (incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Global Growth Fund, Inc. (File No. 333-32899), filed on December 4, 2003).

16	— Power of Attorney
17(a)	— Prospectus dated October 14, 2003, and Statement of Additional Information dated October 14, 2003, of the Registrant.
(b)	— Annual Report to Stockholders of the Registrant for the fiscal year ended June 30, 2003.
(c)	— Prospectus dated April 30, 2003, and Statement of Additional Information dated April 30, 2003, of Municipal Fund Accumulation Program.
(d)	— Annual Report to stockholders of Municipal Fund Accumulation Program for the fiscal year ended December 31, 2002.
(e)	— Semi-Annual Report to stockholders of Municipal Fund Accumulation Program for the six months ended June 30, 2003.
(f)	— Form of Proxy

Item 16. Indemnification.

Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the “1940 Act”) may be concerned, Article VI of the Registrant’s By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant’s disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 29th day of December, 2003.

MERRILL LYNCH MUNICIPAL BOND FUND, INC.

By:	/s/ DONALD C. BURKE

(Donald C. Burke, Vice President and Treasurer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

TERRY K. GLENN* (Terry K. Glenn)	President (Principal Executive Officer) and Director

DONALD C. BURKE* (Donald C. Burke)	Treasurer (Principal Financial and Accounting Officer)

RONALD W. FORBES* (Ronald W. Forbes)	Director

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Director

CHARLES C. REILLY* (Charles C. Reilly)	Director

KEVIN A. RYAN* (Kevin A. Ryan)	Director

ROSCOE S. SUDDARTH* (Roscoe S. Suddarth)	Director

RICHARD R. WEST* (Richard R. West)	Director

EDWARD D. ZINBARG* (Edward D. Zinbarg)	Director

*By	/s/ DONALD C. BURKE (Donald C. Burke – Attorney-in-fact)	December 29, 2003

EXHIBIT INDEX

10(a)	— Consent of Deloitte & Touche LLP, independent auditors for the Registrant
10(b)	— Consent of Deloitte & Touche LLP, independent auditors for the Program
16	— Power of Attorney
17(a)	— Prospectus dated October 14, 2003, and Statement of Additional Information dated October 14, 2003, of the Registrant
17(b)	— Annual Report to Stockholders of the Registrant for the fiscal year ended June 30, 2003.
17(c)	— Prospectus dated April 30, 2003, and Statement of Additional Information dated April 30, 2003, of Municipal Fund Accumulation Program.
17(d)	— Annual Report to Stockholders of Municipal Fund Accumulation Program for the fiscal year ended December 31, 2002.
17(e)	— Semi-Annual Report to Stockholders of Municipal Fund Accumulation Program for the six months ended June 30, 2003.
17(f)	— Form of Proxy